Nassau Life

Insurance Company

(a wholly owned subsidiary of

The Nassau Companies of New York)

Statutory Financial Statements and

Supplemental Schedules

December 31, 2022, 2021 and 2020

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Table of Contents

i

Independent Auditors’ Report

The Board of Directors

Nassau Life Insurance Company:

Opinions

We have audited the financial statements of Nassau Life Insurance Company (the Company), which comprise the statements of admitted assets, liabilities, capital and surplus as of December 31, 2022 and 2021, and the related statements of income and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31,2022, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2022, in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the years in the three-year period then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the summary of investments - other than investments in related parties, the supplementary insurance information, and the supplementary schedule – reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Hartford, Connecticut

March 31, 2023

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2022	2021
Assets:

Bonds	$6,786,742	$7,160,859

Contract loans	2,475,823	2,496,494

Real estate, at depreciated cost	27,148	29,164

Preferred stock	44,674	54,061

Common stock	27,213	34,209

Mortgage loans	521,338	568,927

Cash, cash equivalents and short-term investments	123,535	75,157

Other invested assets	423,100	476,136

Receivables for securities	2,847	24,013

Derivative collateral	70,474	26,229

Total cash and invested assets	10,502,894	10,945,249

Deferred and uncollected premiums	59,132	63,697

Due and accrued investment income	166,792	159,237

Reinsurance recoverables	5,772	6,601

Deferred tax asset	44,325	46,794

Receivables from affiliates	18,463	7,717

Other assets	9,467	13,925

Separate account assets	2,144,688	2,771,232

Total assets	$12,951,533	$14,014,452

Liabilities:

Reserves for future policy benefits	9,302,905	9,639,615

Policyholders’ funds	392,820	402,102

Dividends to policyholders	112,411	95,367

Policy benefits in course of settlement	115,638	183,115

Amounts payable on reinsurance	27,041	37,987

Accrued expenses and general liabilities	73,248	62,544

Current federal and foreign income tax	15,405	18,876

Reinsurance funds withheld liability	197,028	205,811

Interest maintenance reserve (“IMR”)	79,229	99,131

Transfers to (from) separate account due and accrued	(22,916)	(29,866)

Asset valuation reserve (“AVR”)	126,075	152,160

Separate account liabilities	2,144,688	2,771,232

Total liabilities	12,563,572	13,638,074

Capital and surplus:

Common stock, $1,000 par value (10,000 shares authorized; 10,000 shares issued and outstanding)	10,000	10,000

Paid-in surplus	249,069	254,832

Surplus notes	126,392	126,365

Special surplus funds	2,500	2,500

Unassigned surplus	—	(17,319)

Total surplus	387,961	376,378

Total liabilities, capital and surplus	$12,951,533	$14,014,452

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Statements of Income and Changes in Capital and Surplus
(in thousands)

	For the years ended December 31,
	2022	2021	2020

Income:

Premium and annuity considerations	$291,749	$290,877	$305,951

Net investment income	577,985	670,422	573,404

Commissions and expense allowances on reinsurance ceded	14,161	13,817	13,795

Reserve adjustments on reinsurance ceded	(238,878)	(209,653)	(218,559)

Fees associated with separate account and other miscellaneous income	89,482	102,649	84,030

Total income	734,499	868,112	758,621

Current and future benefits:

Death benefits	464,554	470,374	533,380

Disability and health benefits	2,457	2,686	2,323

Annuity benefits and matured endowments	36,293	30,999	23,224

Surrender benefits	410,233	416,855	401,083

Interest on policy or contract funds	11,086	8,715	10,090

Settlement option payments	15,735	10,318	10,225

Net transfers to (from) separate accounts, net of reinsurance	(135,770)	(195,245)	(159,521)

Change in reserves for future policy benefits and policyholders’ funds	(337,183)	(178,913)	(250,251)

Total current and future benefits	467,405	565,789	570,553

Operating expenses:

Direct commissions	3,963	4,938	4,773

Commissions and expense allowances on reinsurance assumed	5,167	5,366	2,023

Premium, payroll and miscellaneous taxes	9,101	8,128	9,306

Other operating expenses	82,794	115,365	120,802

Total operating expenses	101,025	133,797	136,904

Net gain (loss) from operations before dividends and federal income taxes	166,069	168,526	51,164

Dividends to policyholders	78,002	57,291	60,967

Net gain from operations after dividends and before federal income taxes	88,067	111,235	(9,803)

Federal and foreign income tax expense (benefit)	10,282	20,500	(38,902)

Net gain from operations before realized capital gains (losses)	77,785	90,735	29,099

Realized capital gains (losses), net of income taxes and IMR	12,158	(3,354)	(40,813)

Net income (loss)	89,943	87,381	(11,714)

Changes in capital and surplus:

Change in unrealized capital gains (loss), net of tax	(55,563)	2,931	(6,621)

Change in deferred income taxes	(2,721)	(5,903)	(7,851)

Change in non-admitted assets	(18,254)	15,045	(10,484)

Change in asset valuation reserve	26,085	(12,890)	21,414

Change in surplus notes	26	26	26

Dividends to stockholder	(14,236)	(20,000)	—

Capital and paid-in surplus	(5,764)	—	—

Other surplus changes, net	(7,933)	14,450	(13,796)

Merger adjustments	—	—	(4,098)

Net increase (decrease) in capital and surplus	11,583	81,040	(33,124)

Capital and surplus, beginning of year	376,378	295,338	328,462

Capital and surplus, end of year	$387,961	$376,378	$295,338

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Statements of Cash Flows
(in thousands)

	For the years ended December 31,
	2022	2021	2020

Cash provided by (used for) operations:

Premiums	$358,879	$357,324	$386,925

Investment and other income	784,424	923,243	615,274

Claims and benefits	(1,443,430)	(1,326,302)	(1,133,784)

Dividends paid	(90,841)	(100,329)	(123,147)

Commissions and other expenses	(90,562)	(117,719)	(116,323)

Net transfers from separate accounts	142,720	198,895	159,392

Federal income taxes recovered (paid)	(16,327)	6,453	(9,343)

Net cash provided by (used for) operations	(355,137)	(58,435)	(221,006)

Cash provided by (used for) investments:

Proceeds from sales, maturities and repayments of bonds	860,702	1,142,977	1,767,322

Proceeds from sales, maturities and repayments of stocks	14,954	64,015	61,027

Proceeds from sales, maturities and repayments of mortgage loans	102,695	35,373	6,989

Proceeds from sales, maturities and repayments of other invested assets	296,214	39,793	32,377

Proceeds from sales, maturities and repayments of other investments	—	—	14,292

Cost of bonds acquired	(571,070)	(949,095)	(1,160,128)

Cost of stocks acquired	(4,117)	(16,958)	(241,290)

Cost of mortgage loans acquired	(55,370)	(105,805)	(106,217)

Cost of other invested assets acquired	(167,420)	(91,518)	(72,653)

Cost of other investments acquired	(71,198)	(12,414)	(3,252)

Net decrease (increase) in contract loans	20,672	(24,258)	(30,510)

Net cash provided by (used for) investments	426,062	82,110	267,957

Cash provided by (used for) financing and miscellaneous sources:

Capital and paid-in surplus	(5,764)	—	—

Net deposits (withdrawals) of deposit-type contracts	(13,038)	(49,978)	(11,916)

Dividends to stockholder	(14,236)	(20,000)	—

Other cash provided (applied)	10,491	(29,551)	(1,720)

Net cash provided by (used for) financing and miscellaneous uses	(22,547)	(99,529)	(13,636)

Net increase (decrease) in cash and short-term investments	48,378	(75,854)	33,315

Cash and short-term investments, beginning of year	75,157	151,011	117,696

Cash and short-term investments, end of year	$123,535	$75,157	$151,011

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements
(in thousands except where noted in millions)

1.	Description of Business

Nassau Life Insurance Company (“NNY” or the “Company”), domiciled in the State of New York, is a wholly-owned subsidiary of the Nassau Companies of New York (“NCNY” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

On November 18, 2022, the Company announced the signing of a definitive agreement to acquire Delaware Life Insurance Company of New York (“DLNY”) from Delaware Life Insurance Company. The transaction is expected to close in the second half of 2023 and is subject to customary closing conditions, including receipt of regulatory approvals.

On July 1, 2020, NNY completed its acquisition of 100% of the outstanding common stock of Foresters Financial Holding Company, Inc. and Foresters Life Insurance and Annuity Company (“FLIAC” or “Foresters”) from The Independent Order of Foresters, after receipt of insurance regulatory approval by the New York Department of Financial Services (the “NYDFS” or the “Department”). Effective July 8, 2020, FLIAC merged into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Under the statutory merger method of accounting, the former statutory bases of accounting for FLIAC were retained, and the accounts of NNY were restated to include the accounts of FLIAC. FLIAC was a provider of life insurance and annuity products with more than 100,000 policyholders throughout the United States and over $2.6 billion in assets. This acquisition provides scale benefits to the Company and supports continued focus on building the Nassau franchise.

NNY is a provider of life insurance and annuity products. The Company’s life insurance products include whole life, universal life, variable universal life, variable life and other insurance products. NNY offers single-life and multiple-life products. Most of the Company’s whole life policies were written prior to its demutualization in 2001 and are part of a closed block (the “Closed Block”) of existing in-force traditional participating life insurance business established at the time of the demutualization to protect the future dividends of these policyholders. The Company also offers annuity products including both deferred and immediate varieties. Deferred annuities accumulate for a number of years before periodic payments begin and enable the contract owner to save for retirement and provide options that protect against outliving assets during retirement. Immediate annuities are purchased by means of a single lump sum payment and begin paying periodic income within the first year.

2.	Summary of Significant Accounting Policies

Basis of presentation

The significant accounting policies, which are used by NNY in the preparation of the statutory financial statements, are described below.

These financial statements are prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the NYDFS. These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”). The Company, with the explicit permission of the NYDFS, was granted an exemption from the implementation of Principles Based Reserving (“PBR”) under Regulation 213 for its life reserves on term conversion policies issued in 2021. This exemption had no impact to the Company’s financial statements.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The major differences from U.S. GAAP practices are as follows:

•

The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.

•	Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.

•	Bonds are primarily carried at amortized cost for STAT and at fair value for U.S. GAAP.

•

For certain deposit-type contracts in the accumulation stage and for annuity products, deposits are reported as annuity considerations (a revenue item) for statutory reporting, while U.S. GAAP reports these as deposits via the balance sheet.

•

For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For U.S. GAAP, results of wholly owned subsidiaries are consolidated.

•

Under STAT, for universal life, variable life, interest sensitive life, variable universal life policies and variable annuity contracts, premiums or deposits are recognized as revenue and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U. S. GAAP, amounts received as payments for universal life, variable life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.

•	Statutory reserves are based on different assumptions than they are under U.S. GAAP.

•	For STAT, the cost of employee pension benefits, including prior service costs, is recognized as the employer contributions are made to fund the costs.

•	Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.

•	Surplus notes issued by the Company are recorded as a component of surplus for STAT and as debt for U.S. GAAP.

•

The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with SSAP No. 101, Income Taxes, a Replacement of SSAP No. 10R and SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP 101 adopts the U. S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets (“DTAs”) based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP 101, in conjunction with SSAP 5R as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. The Company assesses all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.

•	merged entities’ financial statements are restated as if the merger occurred at the beginning of the earliest period presented; and

•	acquired entities are carried at statutory book value with the difference between purchase price and book value recorded directly against statutory surplus.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including economic and health impacts stemming from COVID-19 pandemic, such as possibility for elevated mortality and investment market volatility. Actual results will differ from those estimates. Significant estimates and assumptions are made in the determination of insurance and contract-holder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements. To be consistent with the current year presentation, certain prior year reclassifications have been made.

Recent accounting pronouncements

In 2022, the NAIC adopted revisions to SSAP No. 86, Derivatives, and the corresponding Exhibit A, which adopts with modification U.S. GAAP guidance in determining hedge effectiveness and measurement guidance for excluded components. These revisions have an effective date of January 1, 2023, and the Company is assessing the impact on the its financial position and results of operations.

In 2022, the Statutory Accounting Principles Working Group of the NAIC adopted Interpretation (“INT”) 22-02. On August 16, 2022, President Biden signed into law the Inflation Reduction Act (the “Act”). Effective for tax years beginning after December 31, 2022, the Act includes a new corporate alternative minimum tax (“CAMT”) on certain corporations. The Company has not determined, as of the reporting date, if they will be subject to the CAMT in 2023.

The Company did not adopt any accounting standards during 2022 that had a material impact on these financial statements.

Going concern

Management has evaluated the Company’s ability to continue as a going concern and concluded that there is not substantial doubt about the Company’s ability to continue as a going concern.

Liquidity and regulatory capital requirements

NCNY serves as the holding company for NNY and does not have any significant operations of its own. In addition to existing cash and securities, the holding company’s primary source of liquidity consists of dividends from NNY. Dividends to the Parent from NNY are limited under the insurance company laws of New York.

NNY is required to report RBC under the insurance company laws of New York. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items taking into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. The insurance laws give the states explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain RBC levels. NNY has RBC ratios in excess of the minimum levels required by the applicable insurance regulations.

NCNY committed to its insurance regulator to maintain NNY’s Company Action Level RBC at or above 300% and its surplus to policyholder reserves ratio (excluding separate accounts) at or above 3.5% through June 2023, during which time NNY can pay ordinary dividends without prior approval when those ratios are maintained. As of December 31, 2022, RBC was in excess of 300%, and the surplus to policyholder reserves ratio exceeded 3.5%

In addition to the statutory limitations on paying dividends, the Company also considers the level of statutory capital and RBC of the entity and other liquidity requirements. NNY may have less flexibility to pay dividends to the parent company if the Company experiences declines in either statutory capital or RBC in the future.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43R, Loan-Backed and Structured Securities. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

Redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost and those with a designation of 4-6 are carried at the lower of amortized cost or fair value. Mandatory convertible preferred, redeemable or perpetual and perpetual preferred stocks are carried at the lower of fair value or the current effective call price.

With the exception of the Company’s investment in Federal Home Loan Bank (“FHLB”) common stock, unaffiliated common stock is carried at fair value. The Company’s investment in FHLB common stock is carried at cost, which represents the price at which the FHLB will repurchase the stock.

Mortgage loans on real estate are carried at the outstanding principal balance, less any allowances for credit losses.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Short-term investments and cash equivalents are carried at amortized cost. NNY considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased ninety days or less of maturity to be cash equivalents.

Other invested assets primarily include ownership interests in limited partnerships and limited liability companies. Interests in limited partnerships and limited liability companies are carried at cost adjusted for NNY’s equity in undistributed earnings or losses since acquisition, less allowances for other-than-temporary declines in value, based upon audited financial statements in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. Recognition of net investment income occurs when cash distributions of income are received.

Investments in affiliates represent direct and indirect ownership in the common stock of subsidiaries.

Home office real estate is generally valued at depreciated cost. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets (generally 40 years).

Realized capital gains and losses on investments are determined using the first-in, first-out method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income and Changes in Capital and Surplus.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP 43R until the recovery of value, the security is written down to fair value.

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans.

Derivatives

Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

The Company uses interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company uses interest rate swaps to hedge exposure to changes in interest rates. The Company uses interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely match the terms or expected cash flows of the swap.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Foreign Currency Forwards

The Company uses foreign currency forwards to hedge against market risks from changes in foreign currency exchange rates. Currency forward contracts are used to hedge CLO asset exposure denominated in a foreign (EUR) currency back to U.S. dollars. Under foreign currency forwards, the Company agrees with another counterparty to lock in the exchange rate for the purchase or sale of a currency on a future date.

The unrealized gain(loss) for non-qualified hedges representing foreign currency forwards was $0, $(0.1) million and $0 for the years ended December 31, 2022, 2021 and 2020, respectively.

The Company had derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds, common and preferred stock, short-term investments, mortgage loans and real estate. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. For partnership investments, income is earned when cash distributions of income are received. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. There was $1.8 million and $0.7 million due and accrued investment income non-admitted at December 31, 2022 and 2021, respectively.

Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain investments in limited liability companies, certain deferred tax assets, prepaid expenses and furniture and equipment, are not allowable and must be charged against surplus and are reported in the Statements of Income and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2022 and 2021 were $78.1 million and $59.8 million, respectively. Changes for the years ended December 31, 2022, 2021 and 2020 increased (decreased) surplus by $(18.3) million, $15.0 million and $(10.5) million, respectively.

Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of NNY. The assets are carried at fair value and the liabilities are set equal to the assets. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Appreciation or depreciation of NNY’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contractholders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

NNY’s separate account products include variable annuities and variable life insurance contracts. Many of NNY’s contracts offer various guaranteed minimum death, accumulation, withdrawal and income benefits. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Reserves for the guaranteed minimum death, accumulation, withdrawal and income benefits are determined in accordance with NYDFS Insurance Regulation 213 (“Reg 213”).

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1958 CSO and 1980 CSO mortality tables are used as the mortality basis are determined using a modified preliminary term reserve method. The net level premium method is used in determining life insurance reserves based on earlier mortality tables. For certain products issued on or after January 1, 2000, NNY adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and the deficiency reserve, and NNY’s X factors for the deficiency reserve. Annuity reserves principally use Actuarial Guideline (“AG”) 33 and Reg 213 to calculate reserve balances. AG33 uses prescribed methods and assumptions to determine the minimum statutory reserves. Reg 213, which was effective beginning in 2020, requires that reserves for contracts are based on the greater of the Standard Scenario Amount (“SSA”) and the Valuation Manual Section 21 (“VM-21”) reserve, which uses stochastic projections under company and prescribed assumptions to determine the final reserve. The Company holds reserves greater than those developed under the minimum statutory reserving rules when it is determined that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The Company monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves.

As of December 31, 2022, the Company calculated its reserves for variable annuity products under Reg 213 with the SSA exceeding the VM-21 reserve. As of December 31, 2021, the Company calculated its reserves for variable annuity products under Reg 213 with the VM-21 reserve exceeding the SSA.

Claim and loss liabilities, included in reserves for future policy benefits, are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Fees associated with separate accounts and other miscellaneous income

Fees consist of contract charges assessed against the fund values and are recognized, when earned.

Premium income and related expenses

Generally, premium income and annuity consideration for fixed payment policies are recognized as income when due and premium income and annuity considerations for variable payment policies or contracts is recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred. For certain deposit-type variable contracts in the accumulation stage, NNY reports deposits as revenues and withdrawals as benefits. This method of reporting applies to deposits and withdrawals for both general account activity and transfers to/from the separate accounts.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Stockholder dividends

New York Insurance Law allows a domestic stock life insurer to distribute an ordinary dividend where the aggregate amount of such dividend in any calendar year does not exceed the greater of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, not to exceed 30% of its surplus to policyholders as of the immediately preceding calendar year. The foregoing ordinary dividend can only be paid out of earned surplus, which is defined as an insurer’s positive unassigned funds, excluding 85% of the change in net unrealized gains or losses less capital gains tax for the preceding year. Under this section, an insurer cannot distribute an ordinary dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, not including realized capital gains, was negative. If a company does not have sufficient positive earned surplus to pay an ordinary dividend, an ordinary dividend can still be paid where the aggregate amount is the lesser of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Based on this calculation, NNY has the capacity to pay dividends of $37.8 million in 2023.

During 2022, 2021 and 2020, the Company paid cash dividends of $20.0 million (of which $5.8 million was treated as a return of capital/surplus in accordance with SSAP No. 72), $20.0 million and $0, respectively, to its Parent.

Reinsurance

NNY utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Policyholder dividends

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of NNY. The amount of policyholder dividends to be paid is determined annually by NNY’s Board of Directors. The aggregate amount of policyholder dividends is related to the actual interest, mortality, morbidity and expense experience for the year and NNY’s judgment as to the appropriate level of statutory surplus to be retained (see Note 3 – “Significant Transactions, Closed Block”).

Income taxes

The Company is included in the consolidated federal income tax return of NC and its subsidiaries. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP 101. The change in deferred tax is recorded as a component of surplus.

On August 16, 2022, President Biden signed into law the Act. Effective for tax years beginning after December 31, 2022, the Act includes a new CAMT on certain corporations. The Company has not determined, as of the reporting date, if they will be subject to the CAMT in 2023.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Employee benefit plans

NCNY sponsors a non-contributory, qualified defined benefit pension plan (“Pension Plan”). Retirement benefits are a function of both years of service and level of compensation. NCNY also sponsors a non-qualified supplemental defined benefit plan (“Supplemental Plan”) to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. NCNY’s funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (“ERISA”). NCNY also provides certain health care and life insurance benefits for active employees.

The Company participates in the Pension Plan and Supplemental Plan. For purposes of statutory accounting, the Company has no legal obligation for benefits under these plans. The Company’s share of net expenses for these plans was $4.3 million, $9.1 million and $7.2 million for 2022, 2021 and 2020, respectively.

Nassau employees are covered by a qualified defined contribution plan sponsored by NCNY. NCNY’s match percentage is dollar for dollar to a maximum of 5% of eligible 401(k) earnings. The Company’s contribution for the plan was $0.9 million, $0.9 million and $1.0 million for 2022, 2021 and 2020, respectively.

The Company historically provided certain other postretirement benefits to retired employees through a plan sponsored by NCNY. For purposes of statutory accounting, the Company has no legal obligation for benefits under this plan. The Company had net benefits of $0, $0 and $0 for 2022, 2021 and 2020, respectively.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for NNY’s participation in the plans. NCNY, the plan sponsor, establishes an accrued liability and charges any applicable employee benefit expenses to NNY through a cost allocation process. Effective March 31, 2010, all benefit accruals under the funded and unfunded defined benefit plans were frozen.

Surplus

The portion of unassigned surplus represented or (reduced) by cumulative unrealized gains (losses) was $(44.3) million, $26.3 million and $7.4 million as of December 31, 2022, 2021 and 2020, respectively.

Pursuant to SSAP No. 72, Surplus and Quasi-Reorganizations, the Company reclassified its negative unassigned surplus balance of $896.9 million to gross paid-in and contributed surplus as of June 30, 2016, which had the effect of setting the Company’s statutory unassigned surplus to zero as of this date. This change in accounting was approved by the NYDFS. This change had no immediate impact on dividend capacity and no impact to risk based capital.

Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•	Non-cash investment transactions, such as tax-free exchanges;

•	Accretion of amortization or accrual of discount for investments;

•	Depreciation expense;

•	Modified coinsurance (“MODCO”) reinsurance adjustments, including inception ceded/assumed premium amounts; and

•	Accruals of capital contributions approved by the domiciliary commissioner.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The Statements of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2022, 2021 and 2020:

•	$21.2 million, $11.8 million and $68.2 million of non-cash investment exchanges as of December 31, 2022, 2021 and 2020, respectively.

3.	Significant Transactions

Closed block

On the date of demutualization, NNY established the closed block for the benefit of holders of certain individual participating life insurance policies and annuities of NNY for which NNY had a dividend scale payable at the time of demutualization. Assets were allocated to the closed block in an amount that will produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies. This includes, but is not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect at the time of demutualization, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if such experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect at the time of demutualization had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in force.

The excess of closed block liabilities over closed block assets at the effective date of the demutualization represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, NNY will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, NNY will recognize only the actual earnings in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management, maintenance, commission and certain investment expenses of the closed block.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Foresters acquisition and merger

After NNY completed its 2020 acquisition of FLIAC, FLIAC was merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Income of the combined reporting entity is required to include income of the constituents for the entire fiscal period in which the combination occurs and the balance sheet and the statements of operations for all years presented shall be restated, as required by SSAP No. 3, Accounting Changes and Corrections of Errors. The statements of operations and cash flow were restated for 2020 and 2019. Refer below to Note 20 – “The Merger” for further details regarding the merger and restatement. All 2020 amounts in the Notes to the Statutory Financial Statements were restated to reflect the statutory merger, unless otherwise indicated.

4.	Investments

Information pertaining to NNY’s investments, net investment income and capital gains and losses on investments follows.

Bonds, common stock and preferred stock

The carrying value and fair value of investments in bonds, common and preferred stock as of December 31, 2022 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. government	$224,931	$2	$(71,782)	$153,151
All other governments	105,654	901	(16,599)	89,956
States, territories and possessions	31,562	151	(2,420)	29,293
Political subdivisions of states, territories and possessions	75,803	171	(7,191)	68,783
Special revenue	385,650	725	(44,869)	341,506
Industrial and miscellaneous (unaffiliated)	4,216,060	17,512	(509,456)	3,724,116
Parent, subsidiaries and affiliates	59,032	431	(5,631)	53,832
Hybrid securities	133,988	48	(13,677)	120,359
Mortgage-backed and asset-backed securities	1,554,062	2,962	(194,088)	1,362,936

Total bonds	$6,786,742	$22,903	$(865,713)	$5,943,932

Preferred stock	$44,674	$479	$(2,074)	$43,079

Common stock	$27,213	$—	$—	$27,213

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The carrying value and fair value of investments in bonds, common and preferred stock as of December 31, 2021 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. government	$323,404	$1,333	$(18,765)	$305,972
All other governments	102,825	8,621	(649)	110,797
States, territories and possessions	29,107	4,883	—	33,990
Political subdivisions of states, territories and possessions	74,793	12,116	—	86,909
Special revenue	406,028	47,261	(1,385)	451,904
Industrial and miscellaneous (unaffiliated)	4,531,339	576,238	(6,384)	5,101,193
Parent, subsidiaries and affiliates	35,600	1,386	(557)	36,429
Hybrid securities	136,111	6,946	(1,492)	141,565
Mortgage-backed and asset-backed securities	1,521,652	50,670	(32,993)	1,539,329

Total bonds	$7,160,859	$709,454	$(62,225)	$7,808,088

Preferred stock	$54,061	$1,339	$—	$55,400

Common stock	$34,209	$—	$—	$34,209

The gross unrealized capital gains (losses) on bonds and preferred stock were not reflected in surplus for the years ended December 31, 2022 and 2021.

The aging of temporarily impaired general account debt securities as of December 31, 2022 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$68,447	$(7,583)	$84,571	$(64,199)	$153,018	$(71,782)
All other governments	69,866	(11,187)	13,565	(5,412)	83,431	(16,599)
States, territories and possessions	22,355	(2,420)	—	—	22,355	(2,420)
Political subdivisions	55,952	(7,191)	—	—	55,952	(7,191)
Special revenue	276,264	(33,571)	24,484	(11,298)	300,748	(44,869)
Industrial and miscellaneous (unaffiliated)	3,147,106	(464,101)	136,940	(45,355)	3,284,046	(509,456)
Parent, subsidiaries and affiliates	34,841	(4,460)	15,783	(1,171)	50,624	(5,631)
Hybrid securities	90,721	(10,202)	24,096	(3,475)	114,817	(13,677)
Mortgage-backed and asset-backed securities	907,941	(101,721)	312,325	(92,367)	1,220,266	(194,088)

Total bonds	$4,673,493	$(642,436)	$611,764	$(223,277)	$5,285,257	$(865,713)

Number of positions at unrealized loss		1,912		305		2,217

The Company reported $10.6 million and $10.4 million of gross unrealized gains and $(0.1) million and $(0.3) million of gross unrealized losses related to common stock for the periods ended December 31, 2022 and 2021, respectively, which reflected the difference between cost and fair value for common stock. For the period ended December 31, 2022, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $1 with unrealized losses of $0 and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

As of December 31, 2022, there are 31 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $17.4 million. Securities in an unrealized loss position for over 12 months consisted of 305 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The aging of temporarily impaired general account debt securities as of December 31, 2021 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$124,894	$(3,251)	$87,393	$(15,514)	$212,287	$(18,765)
All other governments	14,773	(239)	3,589	(410)	18,362	(649)
Special revenue	29,861	(1,110)	4,802	(275)	34,663	(1,385)
Industrial and miscellaneous (unaffiliated)	166,432	(3,665)	34,032	(2,719)	200,464	(6,384)
Parents, subsidiaries and affiliates	893	(10)	7,988	(547)	8,881	(557)
Hybrid securities	5,858	(58)	22,014	(1,434)	27,872	(1,492)
Mortgage-backed and asset-backed securities	374,538	(9,476)	146,279	(23,517)	520,817	(32,993)

Total bonds	$717,249	$(17,809)	$306,097	$(44,416)	$1,023,346	$(62,225)

Number of positions at unrealized loss		310		81		391

For the period ended December 31, 2021, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $1.7 million with unrealized losses of $0.3 million and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

As of December 31, 2021, there are 21 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $4.9 million. Securities in an unrealized loss position for over 12 months consisted of 81 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The carrying value and fair value of bonds as of December 31, 2022 by maturity are shown below.

	Carrying Value	Fair Value
Due in one year or less	$122,622	$119,826
Due after one year through five years	1,521,081	1,388,288
Due after five years through ten years	1,510,582	1,381,164
Due after ten years	3,632,457	3,054,654

Total	$6,786,742	$5,943,932

Corporate bonds are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or NNY may have the right to put or sell the obligations back to the issuers. Mortgage-backed and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

The carrying values of securities other-than-temporarily impaired during the year were $32.2 million and $15.3 million as of December 31, 2022 and 2021, respectively. OTTIs were $13.0 million, $27.8 million and $33.2 million in 2022, 2021 and 2020, respectively.

Internal and external prepayment models, which are widely accepted by the industry, are used in calculating the effective yield used in determining the carrying value of mortgage-backed and asset-backed securities. The retrospective method is applied in determining the prepayment adjustment.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

In 2022, 2021 and 2020, the Company had no OTTI recognized because the present value of cash flows expected to be collected is greater than the amortized cost basis of the securities.

Real estate

Real estate, which represents the home office used in Nassau’s operations, carried net of accumulated depreciation, as of December 31 is summarized below:

	2022	2021

Real estate	$27,148	$29,164

Total real estate	$27,148	$29,164

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Mortgage loans

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2022 and 2021, the Company had $521.3 million and $568.9 million, respectively, in mortgage loans. The allowance for loan losses at December 31, 2022 and 2021 were $1.6 million and 1.5 million, respectively.

The following tables reflect the distribution of mortgage loans by property type as of December 31:

	2022	2021

	(in millions)
Industrial	$60.1	$55.3
Multifamily	105.5	146.6
Office	96.5	87.5
Retail	131.3	140.1
Self-storage	49.7	44.1
Warehouse	46.0	46.5
Other	33.8	50.3

Total mortgage loans	522.9	570.4
Less: Allowance for loan losses	1.6	1.5

Net mortgage loans	$521.3	$568.9

The following tables reflect the distribution of mortgage loans by geographic region as of December 31:

	2022	2021

	(in millions)
East North Central	$66.1	$90.4
Middle Atlantic	15.3	26.1
Mountain	83.8	84.8
New England	15.4	15.5
Pacific	133.0	136.6
South Atlantic	116.5	117.4
West North Central	52.4	17.8
West South Central	40.4	81.8

Total mortgage loans	522.9	570.4
Less: Allowance for loan losses	1.6	1.5

Net mortgage loans	$521.3	$568.9

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The following tables summarize the Company’s commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31. The ratios are updated as information becomes available.

	December 31, 2022
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$155.2	$26.8	$23.0	$4.9	$—	$—	$210.0
50% - 60%	39.0	34.2	52.8	16.0	12.5	—	154.5
60% - 70%	33.3	6.5	21.9	13.4	14.5	—	89.6
70% - 80%	—	—	39.5	—	5.9	10.9	56.2
80% and greater	—	—	—	—	8.3	2.8	11.1

Total	$227.5	$67.4	$137.2	$34.3	$41.1	$13.7	$521.3

	December 31, 2021
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$119.6	$17.2	$23.9	$5.7	$—	$—	$166.4
50% - 60%	64.7	19.3	62.3	22.8	12.9	—	181.9
60% - 70%	72.0	14.5	25.8	22.5	—	—	134.9
70% - 80%	50.3	—	—	14.6	—	6.4	71.3
80% and greater	—	—	—	—	6.0	8.4	14.4

Total	$306.6	$51.0	$112.0	$65.7	$19.0	$14.7	$568.9

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the DSC ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher DSC ratio could indicate a better quality loan.

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company holds $413.1 million CM1 loans, $101.4 million CM2 loans and $8.4 million CM3 loans as of December 31, 2022. The Company held $456.2 million CM1 loans and $114.2 million CM2 loans as of December 31, 2021. The maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, acquired during 2022 and 2021 was 68.83% and 100%, respectively. As of December 31, 2022 and 2021, all loans were current.

During 2022, the minimum and maximum lending rates for mortgage loans were 3.2% and 5.5% respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the years ended December 31, 2022, 2021 and 2020.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Other invested assets

Other invested assets as of December 31 are summarized below:

	2022	2021
Private equity	$21,853	$92,374
Mezzanine partnerships	2,300	17,167
Infrastructure funds	—	5,712
Hedge funds	—	430
Collateralized fund obligation	47,083	90,418
Mortgage and real estate	22,386	5,984
Direct equity	122,991	143,499
Credit funds	19,259	43,108
Other alternative assets	187,228	77,444

Total other invested assets	$423,100	$476,136

The Company has unfunded commitments related to its investments in limited partnerships in the amount of $122.8 million and $118.3 million as of December 31, 2022 and 2021, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2022	2021

	(in thousands)

Swaps:
Notional amount	$300,000	$300,000
Fair value	$(57,720)	$(13,279)
Carrying value	$—	$—

Foreign currency forwards:
Notional amount	$11,199	$11,880
Fair value	$(81)	$(102)
Carrying value	$(81)	$(102)

NNY is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments. NNY does not expect its counterparties to fail to meet their financial obligations because the Company contracts with highly rated counterparties. The credit exposure of these instruments is the positive market value at the reporting date. Management of NNY considers the likelihood of any material loss due to credit risk on these guarantees, interest rate swaps or floors to be remote.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Restricted assets

Restricted assets (including pledged) relate mainly to statutory requirements of various jurisdictions, FHLB Stock and derivative collateral. Restricted assets were $82.3 million and $36.1 million as of December 31, 2022 and 2021, respectively. These are included as assets on the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

The Company is a member of the FHLB of Boston. Membership with the FHLB is part of the Company’s strategy to access funds to support various spread-based businesses and enhance liquidity management. As of December 31, 2022, the Company had no outstanding borrowings with the FHLB and no amounts pledged. During 2022, the Company had maximum borrowings of $4.8 million. The Company has determined the estimated maximum borrowing capacity as $644.5 million. The Company calculated this amount in accordance with New York Consolidated Laws, Insurance Law - ISC § 1411. Authorization of, and Restrictions on, 1nvestments, whereby the loan shall not exceed, when the loan is made, 5% of its admitted assets as shown by its last sworn statement to the superintendent. The Company owned $5.0 million and $2.1 million of FHLB capital stock as of December 31, 2022 and 2021, respectively, which was not eligible for redemption.

5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria: (1) documentation necessary to permit a full credit analysis of a security by the NAIC Securities Valuation Office (“SVO”) does not exist or an NAIC Credit Rating Provider (“CRP”) credit rating for a Filing Exemption (“FE”) or Private Letter (“PL”) security is not available; and (2) the issuer or obligor is current on all contracted interest and principal payments; and (3) the insurer has an actual expectation of ultimate payment of all contracted interest and principal.

5GI securities as of December 31 are summarized below:

	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Investment
(1) Bonds - Amortized Cost	3	13	$16,114	$9,749	$16,114	$12,642
(2) Loan-backed and structured securities - Amortized Cost	—	—	—	—	—	—
(3) Preferred Stock - Amortized Cost	1	1	1,338	1,338	1,818	1,740
(4) Preferred Stock - Fair Value	6	8	4,628	9,392	4,628	9,392

(5) Total (1+2+3+4)	10	22	$22,080	$20,479	$22,560	$23,774

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Concentrations of credit risk of financial instruments

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. The Company manages credit risk through the analysis of the underlying obligors, issuers and transaction structures. The Company reviews its debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. The Company also manages credit risk through industry and issuer diversification and asset allocation. The Company classifies debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in its portfolio. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2022, the Company was not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of total admitted assets. The top five largest exposures were Prudential Financial Inc., Berkshire Hathaway Inc., Oracle Corporation, HP Communities LLC. and Anheuser-Busch Company. The Company monitors credit exposures by actively monitoring dollar limits on transactions with specific counterparties. The Company has an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. The Company uses ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, the Company only enters into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2022	2021	2020

Bonds	$296,698	$321,875	$344,089
Contract loans	214,683	198,128	191,145
Cash and short-term investments	4,120	913	1,253
Real estate, net of expenses	4,676	5,266	5,075
Preferred stock	2,388	3,357	3,397
Common stock	362	3,032	120
Mortgage loans	24,621	22,169	20,447
Other invested assets	56,212	132,901	25,037
Derivative instruments	(1,796)	2,335	851
Miscellaneous income	—	—	93
Amortization of IMR	15,834	16,662	12,987
Less:
Interest expense	9,086	9,086	9,086
Other investment expenses	30,727	27,130	22,004

Net investment income	$577,985	$670,422	$573,404

For the year ended December 31, 2022, the Company had 10 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0.4 million. For the year ended December 31, 2021, the Company had 27 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $2.9 million. For the year ended December 31, 2020, the Company had 40 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $5.4 million.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Capital gains and losses

The principal components of realized gains (losses) and changes in unrealized capital gains (losses) on investments for the years ended December 31 were as follows:

	Realized			Change in Unrealized
	2022	2021	2020	2022	2021	2020
Bonds	$(3,663)	$(14,226)	$(26,634)	$4,900	$(581)	$(4,453)
Preferred stock	(3,495)	693	(7,725)	(5,434)	3,296	44
Common stock	2,072	24,850	(7,525)	320	(15,063)	4,584
Mortgage loans	(117)	9	(668)	—	—	—
Other invested assets	18,983	(9,897)	547	(70,139)	16,160	(8,558)
Derivative instruments	900	(1,944)	14,340	20	(102)	(191)
Foreign exchange	—	—	1	—	—	193
Miscellaneous	52	226	11	—	—	—

	14,732	(289)	(27,653)	(70,333)	3,710	(8,381)
Income tax benefit (expense)	(2,574)	(3,065)	(13,160)	14,770	(779)	1,760

Net capital gains (losses)	$12,158	$(3,354)	$(40,813)	$(55,563)	$2,931	$(6,621)

Realized losses for 2022 include other-than-temporary impairments of $13.0 million, including impairments on bonds of $3.0 million, common stock of $1.9 million, preferred stock of $3.3 million and other invested assets of $4.8 million. Realized losses for 2021 include other-than-temporary impairments of $27.8 million, including impairments on bonds of $14.4 million, common stock of $1.7 million, preferred stock of $1.9 million and other invested assets or $9.9 million. Realized losses for 2020 include impairments of $33.2 million, including impairments on bonds of $17.8 million, common stock of $7.6 million and preferred stock of $7.8 million.

The proceeds and related gross realized gains and losses from sales of stocks and bonds, for the years ended December 31 were as follows:

	2022	2021	2020

Proceeds from sales	$860,652	$1,217,162	$1,822,763
Gross gains on sales	23,082	91,173	92,417
Gross losses on sales	(35,492)	35,631	97,664

Investments in affiliates

The Company’s subsidiaries, PM Holdings, Nassau 2019 CFO LLC and Foresters Financial Holding Company, Inc., have no underlying value ascribed to them. There was no subsidiary equity that was admitted as of December 31, 2022 and 2021.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

5.	Reserves for Future Policy Benefits

The balances for NNY’s major categories of reserves for future policy benefits as of December 31 are summarized below:

	2022	2021

Life insurance	$8,670,891	$8,937,134
Health insurance	19,184	21,224

Total life and health insurance	8,690,075	8,958,358

Annuities	803,421	896,591

Subtotal	9,493,496	9,854,949
Supplementary contracts with life contingencies	104,208	104,686
All other	—	—

Total before reinsurance ceded	9,597,704	9,959,635
Less: Reinsurance ceded	294,799	320,020

Reserves for future policy benefits	$9,302,905	$9,639,615

NNY waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond date of death. Surrender values promised in excess of legally computed reserves have been included in miscellaneous reserves.

For a policy on which the substandard extra premium is based upon a multiple of standard mortality, the substandard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

As of December 31, 2022 and 2021, the Company had $0.7 billion and $0.9 billion, respectively, of life insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the Department. As of December 31, 2022 and 2021, the Company carried an associated premium deficiency reserve of $4.4 million and $4.6 million, respectively, included in reserves for future policy benefits. Anticipated investment income was utilized in the calculation.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves.

In 2021, NNY updated its reserve methodology for a subset of payout annuities issued by FLIAC to increase the statutory valuation interest rates to equal allowable maximums, which resulted in a beginning reserve reduction of $18.1 million. NNY also updated its mortality method for the same subset of payout annuities, which resulted in a beginning reserve increase of $3.2 million. The net $14.9 million reduction in beginning reserves was recorded as a change in reserve basis included in other surplus changes, net for the year ended December 31, 2021.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 are as follows:

	2022
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$29,102	$3,201	$—	$32,303	2%
- at book value less surrender charge of 5% or more	31,450	—	—	31,450	2%
- at market value	—	—	588,968	588,968	41%

Total with market value adjustment or at fair value	60,552	3,201	588,968	652,721	45%
- at book value (minimal or no charge or adjustment)	516,207	—	—	516,207	35%
Not subject to discretionary withdrawal	294,114	—	4,808	298,922	20%

Total individual annuity actuarial reserves	870,873	3,201	593,776	1,467,850	100%

Less: Reinsurance ceded	7,798	—	—	7,798

Total individual annuity actuarial reserves, net of reinsurance	$863,075	$3,201	$593,776	$1,460,052

Amounts included in at book value less surrender charge of 5% or more that will move to at book value (minimal or no charge or adjustment) for the first time within the year after the statement date	$27,648	$—	$—	$27,648

	2021
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$16,964	$3,875	$—	$20,839	1%
- at book value less surrender charge of 5% or more	146,289	—	—	146,289	8%
- at market value	—	—	840,571	840,571	47%

Total with market value adjustment or at fair value	163,253	3,875	840,571	1,007,699	56%
- at book value (minimal or no charge or adjustment)	492,259	—	—	492,259	27%
Not subject to discretionary withdrawal	304,162	—	4,561	308,723	17%

Total individual annuity actuarial reserves	959,674	3,875	845,132	1,808,681	100%

Less: Reinsurance ceded	14,238	—	—	14,238

Total individual annuity actuarial reserves, net of reinsurance	$945,436	$3,875	$845,132	$1,794,443

Amounts included in at book value less surrender charge of 5% or more that will move to at book value (minimal or no charge or adjustment) for the first time within the year after the statement date	$6,672	$—	$—	$6,672

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2022
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	— %
- at book value less surrender charge of 5% or more	—	—	—	—	— %
- at market value	—	—	411	411	1%

Total with market value adjustment or at fair value	—	—	411	411	1%
- at book value (minimal or no charge or adjustment)	15,005	—	—	15,005	40%
Not subject to discretionary withdrawal	21,750	—	—	21,750	59%

Total group annuity actuarial reserves	36,755	—	411	37,166	100%

Less: Reinsurance ceded	—	—	—	—

Total group annuity actuarial reserves, net of reinsurance	$36,755	$—	$411	$37,166

	2021
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	— %
- at book value less surrender charge of 5% or more	—	—	—	—	— %
- at market value	—	—	1,446	1,446	3%

Total with market value adjustment or at fair value	—	—	1,446	1,446	3%
- at book value (minimal or no charge or adjustment)	17,336	—	—	17,336	40%
Not subject to discretionary withdrawal	24,267	—	—	24,267	57%

Total group annuity actuarial reserves	41,603	—	1,446	43,049	100%

Less: Reinsurance ceded	—	—	—	—

Total group annuity actuarial reserves, net of reinsurance	$41,603	$—	$1,446	$43,049

	2022
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	— %
- at book value less surrender charge of 5% or more	—	—	—	—	— %
- at market value	—	—	460	460	— %

Total with market value adjustment or at fair value	—	—	460	460	— %
- at book value (minimal or no charge or adjustment)	387,219	—	—	387,219	99%
Not subject to discretionary withdrawal	5,601	—	—	5,601	1%

Total deposit fund liabilities	392,820	—	460	393,280	100%

Less: Reinsurance ceded	—	—	—	—

Total deposit fund liabilities, net of reinsurance	$392,820	$—	$460	$393,280

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2021
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	— %
- at book value less surrender charge of 5% or more	—	—	—	—	— %
- at market value	—	—	692	692	— %

Total with market value adjustment or at fair value	—	—	692	692	— %
- at book value (minimal or no charge or adjustment)	397,865	—	—	397,865	99%
Not subject to discretionary withdrawal	4,237	—	—	4,237	1%

Total deposit fund liabilities	402,102	—	692	402,794	100%

Less: Reinsurance ceded	—	—	—	—

Total deposit fund liabilities, net of reinsurance	$402,102	$—	$692	$402,794

Reconciliation of total annuity actuarial reserves and deposit fund liabilities for the year ended December 31, 2022:

Amount
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$795,622
Exhibit 5, Supplementary contracts with life contingencies section, total (net)	104,208
Exhibit 7, Deposit-type contracts, line 14, column 1	392,820

Subtotal	1,292,650

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	593,156
Exhibit 3, Line 0399999, column 2	4,232
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other deposit funds	460

Subtotal	597,848

Combined total	$1,890,498

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Withdrawal characteristics of life actuarial reserves as of December 31, 2022 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$1,741	$1,741	$9,047	$—	$—	$—
- Universal life	644,858	643,540	670,901	—	—	—
- Universal life with secondary guarantees	20,392	19,761	68,906	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,277,478	7,273,442	7,585,497	—	—	—
- Variable life	86,040	85,422	98,709	842,012	835,864	836,363
- Variable universal life	82,896	82,450	83,716	699,738	684,814	687,562
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	107,381	XXX	XXX	—
- Accidental death benefits	XXX	XXX	512	XXX	XXX	—
- Disability-active lives	XXX	XXX	6,880	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	17,008	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	22,334	XXX	XXX	—

Total (gross: direct + assumed)	8,113,405	8,106,356	8,670,891	1,541,750	1,520,678	1,523,925
Less: Reinsurance ceded	184,387	184,387	267,878	—	—	—

Total, net	$7,929,018	$7,921,969	$8,403,013	$1,541,750	$1,520,678	$1,523,925

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Withdrawal characteristics of life actuarial reserves as of December 31, 2021 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$1,664	$1,664	$9,092	$—	$—	$—
- Universal life	686,413	672,305	711,140	—	—	—
- Universal life with secondary guarantees	21,402	20,219	77,661	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,454,445	7,448,983	7,791,327	—	—	—
- Variable life	87,973	87,972	99,251	945,866	938,761	939,352
- Variable universal life	85,142	85,079	85,262	966,018	948,136	950,607
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	113,546	XXX	XXX	—
- Accidental death benefits	XXX	XXX	560	XXX	XXX	—
- Disability-active lives	XXX	XXX	7,612	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	19,571	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	22,111	XXX	XXX	—

Total (gross: direct + assumed)	8,337,039	8,316,222	8,937,133	1,911,884	1,886,897	1,889,959
Less: Reinsurance ceded	190,968	190,968	284,623	—	—	—

Total, net	$8,146,071	$8,125,254	$8,652,510	$1,911,884	$1,886,897	$1,889,959

Reconciliation of total life insurance reserves for the year ended December 31, 2022:

Amount
Exhibit 5, Life insurance section, total (net)	$8,360,081
Exhibit 5, Accidental death benefits section, total (net)	512
Exhibit 5, Disability active lives section, total (net)	6,561
Exhibit 5, Disability disabled lives section, total (net)	13,933
Exhibit 5, Miscellaneous reserves section, total (net)	21,926

Subtotal	8,403,013

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	1,523,925
Exhibit 3, Line 0399999, column 2	—
Exhibit 3, Line 0599999, column 2	—

Subtotal	1,523,925

Combined total	$9,926,938

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Reinsurance with unauthorized companies

NNY has ceded insurance liabilities to insurers not licensed in the State of New York. To the extent such liabilities are not collateralized, New York insurance regulators require the establishment of a liability through a charge to surplus equal to the ceded liabilities placed with such companies. These liabilities were $6.2 million and $5.5 million as of December 31, 2022 and 2021, respectively, and are included in accrued expenses and general liabilities.

Reinsurance agreements with affiliates

An affiliate, PHL Variable Insurance Company (“PHL”) has a treaty in force with the Company, whereby NNY has assumed, on a 90% coinsurance basis, all Phoenix Accumulator Universal Life III and IV sold by PHL from January 1 to December 31, 2008. The reserves ceded to NNY for these policies were $58.9 million and $65.4 million at December 31, 2022 and 2021, respectively.

Effective June 30, 2015, the Company entered into a MODCO reinsurance agreement with PHL. This agreement provides that the Company will retrocede, and PHL will reinsure, 80% of the inforce group executive ordinary (“GEO”) corporate-owned whole life insurance policies assumed by the Company from a third-party. Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by the Company. The MODCO reserves under this treaty were $1.2 billion and $1.2 billion as of December 31, 2022 and 2021, respectively.

Direct business written and reinsurance assumed and ceded

As is customary practice in the insurance industry, NNY assumes and cedes reinsurance as a means of diversifying underwriting risk.

NNY’s reinsurance program varies based on the type of risk, for example:

•

For business sold prior to December 31, 2010, the Company’s retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, the Company’s retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies.

•	NNY cedes up to 80% on policies in its term life insurance.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31 is set forth below:

	2022	2021	2020

Direct premiums and annuity considerations	$360,483	$365,653	$397,013
Reinsurance assumed - non-affiliate	7,376	8,375	8,260
Reinsurance assumed - affiliate	25,754	26,752	23,260
Reinsurance ceded - non-affiliate	(96,992)	(104,132)	(116,744)
Reinsurance ceded - affiliate	(4,872)	(5,771)	(5,838)

Net premiums and annuity considerations	$291,749	$290,877	$305,951

Direct commissions and expense allowance	$3,963	$4,938	$4,773
Reinsurance assumed - non-affiliate	310	314	301
Reinsurance assumed - affiliate	4,857	5,052	1,722
Reinsurance ceded - non-affiliate	(4,751)	(4,905)	(5,296)
Reinsurance ceded - affiliate	(9,410)	(8,912)	(8,399)

Net commissions and expense allowance	$(5,031)	$(3,513)	$(6,899)

Direct policy and contract claims incurred	$672,986	$654,724	$756,698
Reinsurance assumed - non-affiliate	102,812	30,373	49,865
Reinsurance assumed - affiliate	20,736	29,565	17,903
Reinsurance ceded - non affiliate	(195,859)	(176,944)	(230,480)
Reinsurance ceded - affiliate	(81,636)	(23,340)	(35,060)

Net policy and contract claims incurred	$519,039	$514,378	$558,926

Direct policy and contract claims payable	$107,572	$159,897
Reinsurance assumed - non-affiliate	37,087	44,943
Reinsurance assumed - affiliate	793	727
Reinsurance ceded - non-affiliate	(29,814)	(22,452)

Net policy and contract claims payable	$115,638	$183,115

Direct life insurance in force	$30,530,128	$33,324,834
Reinsurance assumed	3,036,110	3,033,651
Reinsurance ceded	(12,432,210)	(13,695,599)

Net insurance in force	$21,134,028	$22,662,886

In the event all reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $8.3 million, $14.0 million and $23.7 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Change in incurred losses and loss adjustment expenses

Reserves on Group Accident and Health policies were $18.0 million as of December 31, 2019. As of December 31, 2020, $2.1 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $15.7 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.2 million of favorable prior year development since December 31, 2019. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $15.7 million as of December 31, 2020. As of December 31, 2021, $2.3 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.2 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.8 million of unfavorable prior year development since December 31, 2020. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $14.2 million as of December 31, 2021. As of December 31, 2022, $0.9 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.0 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.7 million of unfavorable prior year development since December 31, 2021. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

6.    Leases and Rentals

Rental expense for operating leases, principally with respect to office equipment and office space, amounted to $0.7 million, $0.8 million and $0.8 million in 2022, 2021 and 2020, respectively. Future minimum rental payments under non-cancelable operating leases were approximately $0.7 million as of December 31, 2022, payable as follows: 2023 - $0.5 million; 2024 -$0.2 million; 2025 - $0; 2026 - $0 and 2027 - $0.

7.    Electronic Data Processing Equipment

Electronic data processing (“EDP”) equipment and software, gross, as of December 31, 2022 and 2021 was $34.2 million and $34.2 million, respectively. EDP accumulated depreciation as of December 31, 2022 and 2021 was $34.2 million and $34.2 million, respectively. Depreciation for the year ended December 31, 2022, 2021 and 2020 was $0, $1.9 million and $2.1 million, respectively. EDP equipment and software are depreciated over 3 to 7 years, using the straight-line and method. Non-admitted EDP equipment totaled $0 and $0 as of December 31, 2022 and 2021, respectively.

8.    Furniture and Fixtures

Furniture and equipment cost as of December 31, 2022 and 2021 was $5.0 million and $5.0 million, respectively. Accumulated depreciation as of December 31, 2022 and 2021 was $4.9 million and $4.8 million, respectively. Depreciation for the years ended December 31, 2022, 2021 and 2020 was $0.1 million, $0.1 million and $0.1 million, respectively. Non-admitted furniture and equipment totaled $0.1 million and $0.2 million as of December 31, 2022 and 2021, respectively.

Depreciation or amortization periods are generally 7 to 39 years for furniture and equipment, leasehold improvements, and building improvements. Depreciation or amortization is generally calculated using the straight-line method.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

9.    Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2022 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$331	$246
Ordinary renewal	59,611	58,885

Total	$59,942	$59,131

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2021 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$605	$604
Ordinary renewal	64,051	63,093

Total	$64,656	$63,697

10.   Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/ transactions into a separate account: variable annuity, variable payout annuity, variable universal life, variable life and supplemental contracts. All separate account products are authorized under New York Insurance Law, §4240.

In accordance with the products/transactions recorded within the separate account, the legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2022 and 2021, the Company’s separate account statement included legally insulated assets of $2,144.7 million and $2,771.2 million, respectively.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

As of December 31, 2022, the general account of the Company had a maximum guarantee for separate account liabilities of $1.2 million. To compensate the general account for the risk taken, the separate account paid risk charges of $0.3 million, $0.4 million, $0.2 million, $0.2 million and $0.6 million for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively. The general account paid $0.3 million, $0.5 million, $0.5 million, $0.2 million and $0.6 million relating to separate account guarantees for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Reserves for separate account liabilities were $2,121.7 million and $2,740.0 million as of December 31, 2022 and 2021, respectively. Separate account premiums and other considerations received were $45.4 million, $51.8 million and $56.2 million for the years ended December 31, 2022 and 2021, and 2020 respectively, and were reported as revenue in the Statements of Income and Changes in Capital and Surplus. Withdrawals at market value were $154.8 million, $202.6 million and $177.5 million for the years ended December 31, 2022, 2021 and 2020, respectively, and were reported as benefits in the Statements of Income and Changes in Capital and Surplus.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The net transfers to and from the separate accounts, included in the change in reserves for future policy benefits and policyholders’ funds in the Statements of Income and Changes in Capital and Surplus were as follows:

	2022	2021	2020
Transfers to separate accounts	$45,398	$51,813	$56,232
Transfers from separate accounts	(181,168)	(246,142)	(215,831)
Other	—	(916)	78
Net transfers from separate account	(135,770)	(195,245)	(159,521)

Transfers as reported in the Statements of Income and Changes in Capital and Surplus	$(135,770)	$(195,245)	$(159,521)

11.    Federal Income Taxes

The components of the net deferred tax asset/(liability) at period end and the change in those components are as follows:

	December 31, 2022			December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$162,501	$13,447	$175,948	$163,060	$7,622	$170,682	$(559)	$5,825	$5,266
Statutory valuation allowance	—	—	—	—	—	—	—	—	—
Adjusted gross deferred tax assets	162,501	13,447	175,948	163,060	7,622	170,682	(559)	5,825	5,266

Less: Deferred tax assets non-admitted	67,043	1,570	68,613	52,180	—	52,180	14,863	1,570	16,433

Subtotal net admitted deferred tax assets	95,458	11,877	107,335	110,880	7,622	118,502	(15,422)	4,255	(11,167)
Less: Deferred tax liabilities	51,133	11,877	63,010	53,052	18,656	71,708	(1,919)	(6,779)	(8,698)

Net deferred tax assets	$44,325	$—	$44,325	$57,828	$(11,034)	$46,794	$(13,503)	$11,034	$(2,469)

	December 31, 2022			December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	44,325	—	44,325	57,828	(11,034)	46,794	(13,503)	11,034	(2,469)
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	44,325	—	44,325	57,828	(11,034)	46,794	(13,503)	11,034	(2,469)
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	51,545	XXX	XXX	49,438	XXX	XXX	2,107
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	51,133	11,877	63,010	53,052	18,656	71,708	(1,919)	(6,779)	(8,698)

Deferred tax assets admitted as the result of application of SSAP 101	$95,458	$11,877	$107,335	$110,880	$7,622	$118,502	$(15,422)	$4,255	$(11,167)

	2022	2021
Ratio percentage used to determine recovery period and threshold limitation amount	822%	726%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$343,635	$329,584

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	December 31, 2022		December 31, 2021		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$162,501	$13,447	$163,060	$7,622	$(559)	$5,825
% of total adjusted gross DTAs	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross DTAs	$95,458	$11,877	$110,880	$7,622	$(15,422)	$4,255
% of total net admitted adjusted gross DTAs	—%	—%	—%	—%	—%	—%

Management believes that it is more likely than not that the Company will be able to utilize the DTAs in the future without any tax planning strategies.

The Company believes that there is sufficient positive evidence, including a history of earnings and projected future income generation, to support that it is more likely than not that NNY will realize the tax benefits associated with its deferred tax assets and, consequently, it is not required to record a valuation allowance for statutory accounting purposes.

Regarding deferred tax liabilities that are not recognized, the Company has no temporary differences for which deferred tax liabilities have not been established.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The components of current income taxes incurred in the Statements of Income and Changes in Capital and Surplus and the net deferred tax asset/(liability) recognized in the Company’s Statutory Statements of Admitted Assets and Statutory Statements of Liabilities, Capital and Surplus at December 31, 2022 and 2021 were as follows:

	2022	2021	Change
Current income tax:
Federal	$10,282	$20,500	$(10,218)

Subtotal	10,282	20,500	(10,218)
Federal income tax on net capital gains	2,574	3,066	(492)

Federal and foreign income tax expense (benefit) incurred	$12,856	$23,566	$(10,710)

Deferred tax assets:
Ordinary:
Future policyholder benefits	$46,065	$46,664	$(599)
Investments	56,578	58,174	(1,596)
Deferred acquisition costs	25,719	27,471	(1,752)
Policyholder dividends accrual	23,319	19,868	3,451
Fixed assets	1,489	1,489	—
Compensation and benefits accrual	3,463	3,878	(415)
Pension accrual	—	—	—
Net operating loss carryforward	—	—	—
Tax credit carryforward	—	—	—
Other (including items <5% of total ordinary tax assets)	5,868	5,516	352

Subtotal	162,501	163,060	(559)
Non-admitted	67,043	52,180	14,863

Admitted ordinary deferred tax assets	$95,458	$110,880	$(15,422)

Capital:
Investments	$12,584	$6,759	$5,825
Other (including items <5% of total capital tax assets)	863	863	—

Subtotal	13,447	7,622	5,825
Admitted capital deferred tax assets	11,877	7,622	4,255

Admitted deferred tax assets	$107,335	$118,502	$(11,167)

Deferred tax liabilities:
Ordinary:
Investments	$28,417	$25,471	$2,946
Fixed assets	2,073	2,447	(374)
Compensation	5,543	5,543	—
Policyholder reserves	14,951	19,442	(4,491)
Other (including items <5% of total ordinary tax liabilities)	149	149	—
Subtotal	51,133	53,052	(1,919)

Capital:
Investments	11,877	18,656	(6,779)
Other (including items <5% of total ordinary tax liabilities)	—	—	—

Subtotal	11,877	18,656	(6,779)

Deferred tax liabilities	63,010	71,708	(8,698)

Net admitted deferred tax assets (liabilities)	$44,325	$46,794	$(2,469)

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2022
			Effective
	Amount	Tax Effect	Tax Rate

Income before taxes	$102,799	$21,588	21.0%
Interest maintenance reserve	(19,903)	(4,180)	(4.1%)
Dividends received deduction	(2,800)	(588)	(0.6%)
Return to provision	(4,496)	(944)	(0.9%)
Change in non-admitted assets	(2,546)	(535)	(0.5%)
Other, including prior year true-up	1,121	235	0.2%

Total statutory income tax	$74,175	$15,577	15.2%

Federal income taxes incurred		$12,312	12.0%
Tax on capital gains/(losses)		2,574	2.5%
Prior year overaccrual/(underaccrual)		(2,030)	(2.0%)
Change in net deferred income tax expense/(benefit)		2,721	2.6%

Total statutory income tax		$15,577	15.2%

	December 31, 2021
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$110,946	$23,299	21.0%
Interest maintenance reserve	(9,572)	(2,010)	(1.8%)
Dividends received deduction	(2,310)	(485)	(0.4%)
NOL carryback	5,335	1,120	1.0%
Return to provision	6,837	1,436	1.3%
Change in non-admitted assets	8,141	1,710	1.5%
Other, including prior year true-up	20,949	4,399	4.0%

Total statutory income tax	$140,326	$29,468	26.6%

Federal income taxes incurred		$18,819	17.0%
Tax on capital gains/(losses)		3,066	2.8%
Prior year overaccrual/(underaccrual)		1,680	1.5%
Change in net deferred income tax expense/(benefit)		5,903	5.3%

Total statutory income tax		$29,468	26.6%

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	December 31, 2020
	Amount	Tax Effect	Effective Tax Rate
Income before taxes	$(37,454)	$(7,865)	21.0%
Interest maintenance reserve	9,644	2,025	(5.4%)
Dividends received deduction	(10,092)	(2,119)	5.7%
NOL carryback	(46,201)	(9,702)	25.9%
Change in non-admitted assets	(1,157)	(243)	0.6%
Other, including prior year true-up	63	13	—%

Total statutory income tax	$(85,197)	$(17,891)	47.8%

Federal income taxes incurred		$(38,902)	103.9%
Tax on capital gains/(losses)		13,160	(35.1%)
Change in net deferred income tax expense/(benefit)		7,851	(21.0%)

Total statutory income tax		$(17,891)	47.8%

Carryforwards, recoverable taxes and IRC 6603 deposits:

		2022	2021

The Company had net operating loss carryforwards of		$—	$—
The Company had capital loss carryforwards of		—	—

The Company had no net operating losses as of December 31, 2022.

The Company has no income tax expense for 2022, 2021 and 2020 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2022 or 2021.

The Company’s U.S. federal income tax return for years 2018 and after may be selected for review by tax authorities. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2022 and 2021. As of December 31, 2022, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The Company is included in the consolidated federal income tax return of The Nassau Companies, NCNY and its subsidiaries. The following companies were included in the consolidated federal income tax return for 2022:

The Nassau Companies

The Nassau Companies of New York, Inc.

PM Holdings, Inc.

Nassau Life Insurance Company

Phoenix Founders, Inc.

Nassau Re Imagine

The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

The The Tax Cuts and Jobs Act provides a base erosion and anti-abuse tax (“BEAT”) which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% percent for tax years beginning after December 21, 2025. The Company is a member of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2022 and 2021. Accordingly, the BEAT liability was $0 for the years ended December 31, 2022 and 2021.

On August 16, 2022, President Biden signed into law the Act. Effective for tax years beginning after December 31, 2022, the Act includes a new CAMT on certain corporations. The Company has not determined, as of the reporting date, if they will be subject to the CAMT in 2023.

12. Related Party Transactions

NCNY provides services and facilities to the Company that are reimbursed through a shared service agreement/cost allocation process. Expenses allocated by NCNY on the Company’s behalf were $76.1 million, $94.9 million and $97.9 million for the years ended December 31, 2022, 2021 and 2020, respectively. The amounts receivable from/(payable to) NCNY were $2.1 million and $(2.1) million as of December 31, 2022 and 2021, respectively.

1851 Securities, Inc. (“1851”), a wholly-owned subsidiary of NSRE BD Holdco LLC, an affiliate, is the principal underwriter of the Company’s variable life insurance policies and variable annuity contracts. The Company reimburses 1851 for commissions incurred on behalf of PHL and Nassau Life and Annuity Company (“NLA”). Commissions paid by the Company on behalf of PHL were $2.7 million, $3.2 million and $2.9 million for the years ended December 31, 2022, 2021 and 2020, respectively. PHL and NLA reimburse NNY for these payments. There were no amounts receivable from PHL or NLA as of December 31, 2022 and 2021.

The Company pays commissions to producers who sell non-registered life and annuity products on behalf of PHL and NLA. Commissions paid by the Company on behalf of PHL were $4.7 million, $3.6 million and $4.3 million for the years ended December 31, 2022, 2021 and 2020, respectively. Commissions paid by the Company on behalf of NLA were $101.2 million, $87.8 million and $74.9 million for the years ended December 31, 2022, 2021 and 2020. The Company had amounts receivable from PHL and NLA of $0.2 million and $7.8 million as of December 31, 2022, respectively. The Company had amounts receivable from PHL and NLA of $0.2 million and $5.8 million as of December 31, 2021, respectively.

The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”), provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $24.8 million, $22.5 million and $17.8 million as of December 31, 2022, 2021 and 2020, respectively. Amounts payable to NAMCO were $0 and $0.3 million for the years ended December 31, 2022 and 2021, respectively.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2017-II Ltd., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-I Ltd., Nassau 2019-II Ltd., Nassau 2020-I Ltd. and Nassau Euro CLO I DAC (the “Nassau CLOs”) totaling $94.1 million par with a fair value of $42.6 million and $96.7 million par with a fair value of $61.1 million at December 31, 2022 and 2021, respectively. The Nassau CLOs are managed by NCC CLO Manager, LLC and NCC UK LLP, affiliates of NNY.

The Company has investments in NCNY long-term bonds, which have a par value of $77.6 million and $49.2 million at December 31, 2022 and 2021, respectively, and a fair value of $53.8 million and $36.4 million at December 31, 2022 and 2021, respectively.

In September 2019, the Company sold certain of its limited partnership and other invested assets to Nassau CFO Fund, LLC (“Nassau CFO”), a collateralized fund obligation managed by an affiliate. The Company received cash and certain equity interests in Nassau CFO as consideration with no gain or loss recognized on the sale. The Company invested in Class B Notes issued by Nassau CFO which have a par value of $9.5 million and $12.4 million at December 31, 2022 and 2021, respectively, and a fair value of $8.5 million and $12.5 million at December 31, 2022 and 2021, respectively, and recognized $0.8 million and $0.9 million of net investment income for the years ended December 31, 2022 and 2021, respectively. The Company’s equity investment in Nassau CFO was $47.1 million and $90.4 million at December 31, 2022 and 2021, respectively, and the Company recorded net investment income from Nassau CFO of $22.8 million and $97.1 million for the years ended December 31, 2022 and 2021, respectively.

In July 2019, the Company committed $10 million to Nassau Private Credit Onshore Fund LP. In April 2021, the Company made an additional commitment of $10 million. In June 2022, the Company made an additional commitment of $6.0 million. The Company’s investment in Nassau Private Credit Onshore Fund LP has a fair value of $10.8 million and a remaining commitment of $17.1 million as of December 31, 2022.

In September 2022, the Company sold certain of its limited partnership and other invested assets to Nassau CFO 2022, a collateralized fund obligation managed by an affiliate. The Company received cash, Class C Notes and Subordinated Notes issued by Nassau CFO 2022 as consideration with no gain or loss recognized on the sale. The Company’s investment in Class C Notes issued by Nassau CFO 2022 have a par of $7.0 million and fair value of $7.0 million at December 31, 2022. The Company’s investment in Subordinated Notes issued by Nassau CFO 2022 have a par of $77.4 million and fair value of $77.4 million at December 31, 2022.

See Note 5 for additional information on reinsurance agreements with affiliates.

The Company has written intercompany agreements in place with its affiliates that contain a settlement date for amounts owed, which are settled monthly, in accordance with admissibility requirements. As of December 31, 2022, no amounts were overdue.

13. Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Included in several investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Bonds and preferred stock

The Company uses pricing vendors to estimate fair value for the majority of its public bonds and preferred stocks. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For the majority of private bonds and preferred stock, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Surplus debentures and certified capital companies (“capcos”)

Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Investment contracts

The fair value of guaranteed interest contracts was assumed to be the same as book value.

The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 100 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit-type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Derivatives

Fair values for over-the-counter (“OTC”) derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount the Company would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or the Company’s own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASC 820, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.

•

Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.

•

Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The following tables provide information as of December 31 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2022
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$2,502	$2,352	$4,854
Preferred stock	—	20,249	7,051	27,300
Common stock [1]	—	—	27,213	27,213

Subtotal	—	22,751	36,616	59,367

Other long-term assets	—	20,045	81,349	101,394
Separate account assets	2,141,429	3,259	—	2,144,688

Total assets at fair value	$2,141,429	$46,055	$117,965	$2,305,449

Liabilities at fair value:
Derivative liabilities	$—	$57,801	$—	$57,801

Total liabilities at fair value	$—	$57,801	$—	$57,801

[1] Includes $5,000 Class A Membership FHLB common stock.

	2021
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$4,012	$35,301	$39,313
Preferred stock	—	24,924	14,798	39,722
Common stock [1]	—	—	34,209	34,209

Subtotal	—	28,936	84,308	113,244

Separate account assets	2,767,518	3,714	—	2,771,232

Total assets at fair value	$2,767,518	$32,650	$84,308	$2,884,476

Liabilities at fair value:
Derivative liabilities	$—	$13,380	$—	$13,380

Total liabilities at fair value	$—	$13,380	$—	$13,380

[1] Includes $2,142 Class A Membership FHLB common stock.

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2022	2021
Level 3 Assets:
Balance, beginning of period	$84,308	$73,254
Purchases	82,265	21,544
Sales	(11,600)	(37,718)
Transfers into Level 3	13,207	38,998
Transfers out of Level 3	(40,341)	(3,586)
Realized gains (losses)	(3,107)	13,404
Unrealized gains (losses)	(6,767)	(21,588)

Balance, end of period	$117,965	$84,308

Transfers in and out of Level 3 occur at the beginning of each period. The securities which were transferred into Level 3 for the years ended December 31, 2022 and 2021 were due to decreased market observability of similar assets and/or changes to NAIC ratings. Transfers out of Level 3 for the year ended December 31, 2022 were due to the increased market observability of similar assets and/or securities previously being held at fair value now being carried at amortized cost. Transfers out of Level 3 for the year ended December 31, 2021 were due to the implementation of due diligence procedures which allowed for a refinement of the analysis of observable inputs as described in more detail above. There were no transfers from Level 2 to Level 1 recorded during the years ended December 31, 2022 and 2021.

For Level 3, inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s best estimate of what hypothetical market participants would use to determine fair value. Examples of valuation techniques used based on unobservable inputs include, but are not limited to, internal models, direct broker quotes and professional judgment.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2022 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$5,943,932	$6,786,742	$—	$4,145,433	$1,798,499	$—
Preferred stock	43,079	44,674	—	28,255	14,824	—
Common stock	27,213	27,213	—	—	27,213	—
Mortgage loans	463,839	521,338	—	—	463,839	—
Surplus debentures & capcos	175,734	187,228	—	89,392	86,342	—
Cash, cash equivalents & short terms	122,636	123,535	63,252	8,205	51,179	—
Derivatives	(57,801)	—	—	(57,801)	—	—
Separate account assets	2,144,688	2,144,688	2,141,429	3,259	—	—

Total financial instruments	$8,863,320	$9,835,418	$2,204,681	$4,216,743	$2,441,896	$—

As of December 31, 2022, the Company had no investments where it is not practicable to estimate fair value.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2021 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$7,808,088	$7,160,859	$—	$5,519,405	$2,288,683	$—
Preferred stock	55,400	54,061	—	34,540	20,860	—
Common stock	34,209	34,209	—	—	34,209	—
Mortgage loans	581,657	568,927	—	—	581,657	—
Surplus debentures & capcos	92,469	77,444	—	86,780	5,689	—
Cash, cash equivalents & short terms	75,157	75,157	73,224	33	1,900	—
Derivatives	(13,380)	—	—	(13,380)	—	—
Separate account assets	2,771,232	2,771,232	2,767,518	3,714	—	—

Total financial instruments	$11,404,832	$10,741,889	$2,840,742	$5,631,092	$2,932,998	$—

As of December 31, 2021, the Company had no investments where it is not practicable to estimate fair value.

For the years ended December 31, 2022 and 2021, Level 3 bonds were primarily private placement debt securities priced using the Company’s internal discounted cash flow model. Market spreads used in the model were unobservable. Nearly all of these securities were in the Industrial and Miscellaneous category.

14. Surplus Notes

NNY’s 7.15% surplus notes are due December 15, 2034 and were originally issued with a face value of $175.0 million. During September 2012, the Company retired $48.3 million face value of these surplus notes, after receiving prior approval from the Department. Interest payments also require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under New York insurance law. The 7.15% surplus notes were issued December 15, 2004 and interest on the notes is scheduled to be paid on June 15 and December 15 of each year, commencing June 15, 2005. Interest payments for these notes for 2022 and 2021 each totaled $9.1 million. The 7.15% surplus notes may be redeemed at the option of NNY at any time at the “make-whole” redemption price set forth in the offering circular. New York insurance law provides that the notes are not part of the legal liabilities of NNY. The 7.15% notes were issued pursuant to Rule 144A under the Securities Act of 1933. NLA, an affiliate, holds $2.2 million of these notes.

Below are the details on the outstanding surplus notes (amounts in millions):

Item #	Date Issued	Interest Rate	Original Issue Amount of Note	Note Holder a Related Party (Y/N)	Carrying Value of Notes Prior Year	Carrying Value of Notes Current Year	Unapproved Interest and/or Principal

1000	12/15/2004	7.15%	$175.0	N	$126.4	$126.4	$—

Total			$175.0		$126.4	$126.4	$—

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Item #	Current Year Interest Expense Recognized	Life-to-Date Interest Expense Recognized	Current Year Interest Offset Percentage	Current Year Principal Paid	Life-to-Date Principal Paid	Date of Maturity

1000	$9.1	$180.7	N/A	$—	$48.3	12/15/2034

Total	$9.1	$180.7		$—	$48.3

Item #	Are Surplus Note payments contractually linked (Y/N)	Surplus Note payments subject to administrative offsetting provisions (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus (Y/N)	Is Asset Issuer a Related Party (Y/N)	Types of Assets	Principal Amount of Assets Received Upon Issuance	Book/ Adjusted Carrying Value of Assets	Is Liquidity Source a Related Party to the Issuer (Y/N)

1000	N	N	N	N	Cash	$173.9	$173.9	N

Total						$173.9	$173.9

The impact of any restatement due to prior quasi-reorganizations is a follows:

	Change in Surplus	Change in Gross Paid-in and Contributed Surplus
2016	$ —	$ (896.9)

15. Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

16. Other Commitments

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2022, the Company had unfunded commitments of $122.8 million.

In addition, the Company enters into agreements to purchase private placement investments. At December 31, 2022, the Company had open commitments of $8.0 million.

17. Information about Financial Instruments with Off-Balance Sheet Risk

The Company, at December 31, 2022 and 2021, held the following financial instruments with off-balance sheet risk:

	Assets*		Liabilities*
	2022	2021	2022	2021
Swaps	$311,199	$300,000	$—	$—

Total	$311,199	$300,000	$—	$—

*	Notional amount

The Company uses derivative instruments including interest rate swaps. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

The Company is not exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, as the interest rate swaps are fully collateralized. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date.

Because exchange-traded interest rate swaps are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has no exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to put up collateral for any interest rate swap contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently puts up cash to satisfy this collateral requirement. As of December 31, 2022 and 2021, the Company posted $70.7 million and $26.3 million of collateral, respectively.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral as required. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 100% of the net credit exposure to the Company from derivative contracts is with investment-grade counterparties.

18. Appropriated Surplus

Surplus includes amounts available for contingencies, some of which are required by state regulatory authorities. The contingency amounts as of December 31, 2022 and 2021 were $2.5 million.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

19. The Merger

On July 1, 2020, NNY completed its acquisition of Foresters Financial Holding Company, Inc. and Foresters Life Insurance and Annuity Company from The Independent Order of Foresters, for a purchase price of $207.8 million after receipt of insurance regulatory approval by the NYDFS on June 17, 2020. Effective July 8, 2020, FLIAC merged into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, the acquisition was treated as a statutory merger. The Company’s shares remained as the outstanding shares of the merged company. No new shares were issued by the Company, and the common capital stock of FLIAC was canceled under the agreement.

Pre-merger unaudited separate company revenue, net income, and other surplus adjustments for the six months ended June 30, 2020 (the date of the last quarterly filings for NNY and FLIAC) were as follows (in millions):

	NNY	FLIAC
Revenue	$340.4	$54.6
Net income (loss)	$(14.1)	$3.8
Other surplus adjustments	$(13.3)	$—

For 2020, the merger adjustments line includes $4.1 million as a reduction to capital and surplus related to FLIAC’s net income and other surplus changes.

20. Subsequent Events

The Company evaluated events subsequent to December 31, 2022 and through March 31, 2023, the date of issuance of these financial statements. Subsequent events requiring additional disclosure are as follows:

FHLB Advance

On January 3, 2023, NNY entered into a funding agreement with the FHLB of Boston in the amount of $180 million. The advance is for a term of four years at a floating interest rate with a 28-day reset and is being used for spread lending purposes.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2022
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$224,931	$153,150	$224,931
States, municipalities and political subdivisions	31,562	29,293	31,562
Foreign governments	105,654	89,956	105,654
All other corporate bonds [1]	6,124,595	5,424,364	6,158,888
Redeemable preferred stock	47,320	43,079	44,674

Total fixed maturities	6,534,062	5,739,842	6,565,709
Equity securities:
Common stock:
Industrial, miscellaneous and all other	16,796	27,213	27,213

Total equity securities	16,796	27,213	27,213
Mortgage loans	521,338	462,233	521,338
Real estate, at depreciated cost	27,148	XXX	27,148
Contract loans	2,475,823	XXX	2,475,823
Other invested assets [2]	427,209	415,715	423,100
Cash and short-term investments	123,534	123,527	123,535
Receivables for securities	2,847	XXX	2,847

Total cash and invested assets	$10,128,757		$10,166,713

[1]	Amortized cost and fair value amounts exclude $300,525 and $247,170, respectively, of related-party bonds.
[2]	Difference between amortized cost and amount on balance sheet relates to $4,109 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2021	(continued)
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$323,404	$305,971	$323,404
States, municipalities and political subdivisions	29,107	33,990	29,107
Foreign governments	102,825	110,796	102,825
All other corporate bonds [1]	6,508,832	7,147,171	6,489,204
Redeemable preferred stock	51,273	55,401	54,061

Total fixed maturities	7,015,441	7,653,329	6,998,601
Equity securities:
Common stock:
Industrial, miscellaneous and all other	24,112	34,209	34,209

Total equity securities	24,112	34,209	34,209
Mortgage loans	568,927	580,168	568,927
Real estate, at depreciated cost	29,164	XXX	29,164
Contract loans	2,496,494	XXX	2,496,494
Other invested assets [2]	480,244	495,269	476,136
Cash and short-term investments	75,157	75,157	75,157
Receivables for securities	50,242	XXX	50,242

Total cash and invested assets	$10,739,781		$10,728,930

[1] Amortized cost and fair value amounts exclude $202,116 and $210,161, respectively, of related-party bonds.

[2] Difference between amortized cost and amount on balance sheet relates to $4,109 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Insurance Information
For the years ended December 31, 2022, 2021 and 2020
(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2022:
Insurance Segment	$9,808,136	$115,638	$291,749	$577,985	$467,405	$101,025

2021:
Insurance Segment	$10,137,084	$183,115	290,877	$670,422	$565,789	$133,797

2020:
Insurance Segment	$10,387,313	$193,607	$305,951	$573,404	$570,553	$136,904

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Schedule - Reinsurance
For the years ended December 31, 2022, 2021 and 2020
(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2022	$30,530,128	$12,432,210	$3,036,110	$21,134,028	14%
2021	33,324,834	13,695,599	3,033,651	22,662,886	13%
2020	35,394,728	14,995,504	2,989,602	23,388,826	13%

Life insurance premiums:
2022	$360,483	$101,864	$33,130	$291,749	11%
2021	365,653	109,903	35,127	290,877	12%
2020	397,013	122,582	31,520	305,951	10%

See accompanying independent auditors’ report.

Financial Statements

Nassau Life Variable Universal Life Account

December 31, 2022

With Report of Independent Registered Public Accounting Firm

Nassau Life Variable Universal Life Account

Financial Statements

December 31, 2022

Nassau Life Variable Universal Life Account

Statements of Net Assets

December 31, 2022

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Range of Unit Values

Alger Capital Appreciation Portfolio	118,821	$8,102,798	$6,493,579	$6,493,579	1,877,734	$3.24	$5.23
AMT Sustainable Equity Portfolio	136,480	3,663,377	3,672,665	3,672,665	2,843,615	1.27	1.31
Calvert VP S&P MidCap 400 Index Portfolio	28,742	2,592,434	3,134,612	3,134,612	908,126	3.31	3.73
DWS Equity 500 Index VIP	1,299,716	24,025,635	29,854,487	29,854,487	6,551,175	4.30	5.10
DWS Small Cap Index VIP	118,150	1,679,533	1,431,978	1,431,978	503,297	2.70	3.05
Federated Hermes Fund for U.S. Government Securities II	1,270,362	13,964,767	11,687,326	11,687,326	6,616,333	1.66	1.84
Federated Hermes Government Money Fund II	18,133,516	18,133,516	18,133,516	18,133,516	18,167,286	0.94	1.05
Federated Hermes High Income Bond Fund II	669,103	4,651,782	3,573,008	3,573,008	1,216,322	2.74	3.57
Fidelity® VIP Contrafund® Portfolio	947,436	29,309,314	35,652,011	35,652,011	7,886,397	4.26	6.06
Fidelity® VIP Growth Opportunities Portfolio	319,791	11,853,014	13,069,848	13,069,848	3,311,680	3.74	5.81
Fidelity® VIP Growth Portfolio	210,173	12,935,118	14,918,088	14,918,088	4,601,880	3.07	4.14
Fidelity® VIP Investment Grade Bond Portfolio	723,579	9,184,564	7,706,112	7,706,112	4,920,812	1.45	1.65
Franklin Income VIP Fund	235,934	3,665,117	3,475,310	3,475,310	1,535,773	2.15	2.46
Franklin Mutual Shares VIP Fund	778,332	13,796,406	11,799,510	11,799,510	3,285,069	3.47	3.27
Goldman Sachs VIT Government Money Market	645,618	645,618	645,618	645,618	642,284	1.00	1.01
Guggenheim VT Long Short Equity Fund	8,034	107,852	121,235	121,235	57,199	2.02	2.36
Invesco V.I. American Franchise Fund	163,218	9,332,860	6,992,269	6,992,269	2,437,506	2.72	2.96
Invesco V.I. Capital Appreciation Fund (a)	27,853	1,286,600	920,834	920,834	319,708	2.73	3.13
Invesco V.I. Core Equity Fund	48,820	1,512,390	1,198,530	1,198,530	435,291	2.57	2.94
Invesco V.I. Equity and Income Fund	141,471	2,418,741	2,267,782	2,267,782	855,130	2.51	2.87
Invesco V.I. Global Fund (a)	63,404	2,424,994	1,921,127	1,921,127	831,331	2.20	2.52
Invesco V.I. Main Street Mid Cap Fund® (a)	213,707	2,547,139	1,833,610	1,833,610	630,069	2.75	3.18
Invesco V.I. Main Street Small Cap Fund® (a)	175,705	3,827,370	3,963,902	3,963,902	1,324,878	2.85	3.65
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	59,102	1,065,076	725,187	725,187	235,918	2.92	3.37
Lord Abbett Series Fund Bond Debenture Portfolio	244,847	2,910,283	2,497,440	2,497,440	1,087,569	2.17	2.50
Lord Abbett Series Fund Growth and Income Portfolio	411,593	13,568,401	13,500,260	13,500,260	4,799,283	2.65	3.06
Lord Abbett Series Fund Mid Cap Stock Portfolio	178,649	4,115,383	4,123,226	4,123,226	1,633,944	2.40	2.77
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	239,759	2,821,095	2,934,648	2,934,648	1,342,847	2.06	2.27
Morningstar Balanced ETF Asset Allocation Portfolio	1,101,623	11,984,108	10,597,611	10,597,611	6,088,272	1.65	1.82
Morningstar Growth ETF Asset Allocation Portfolio	642,072	6,701,592	6,587,657	6,587,657	3,317,128	1.90	2.09
Morningstar Income and Growth ETF Asset Allocation Portfolio	156,619	1,692,093	1,439,331	1,439,331	989,057	1.39	1.54

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

5

Nassau Life Variable Universal Life Account

Statements of Net Assets (continued)

December 31, 2022

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Range of Unit Values

Neuberger Berman AMT Mid Cap Growth Portfolio	46,743	$1,177,104	$ 908,211	$ 908,211	538,883	$1.65	$1.75
PIMCO CommodityReal Return® Strategy Portfolio	327,692	3,889,504	2,297,122	2,297,122	2,634,042	0.84	0.96
PIMCO Real Return Portfolio	124,104	1,624,957	1,427,200	1,427,200	877,053	1.54	1.76
PIMCO Total Return Portfolio	538,575	5,855,790	4,836,407	4,836,407	2,924,525	1.57	1.79
Rydex VT Inverse Government Long Bond Strategy Fund	271	54,562	26,842	26,842	84,770	0.30	0.35
Rydex VT Nova Fund	1,694	106,113	201,140	201,140	35,602	5.57	5.94
SA AB Growth Portfolio	60,671	2,740,844	2,651,937	2,651,937	1,776,460	1.48	1.49
SAST Capital Appreciation Portfolio (a)	162,912	5,622,290	3,730,695	3,730,695	8,127	478.70	458.31
SAST Government & Quality Bond Portfolio (a)	16,191	232,624	208,056	208,056	3,437	60.53	60.53
SAST Strategic Multi-Asset Income Portfolio (a)	107,489	965,632	797,567	797,567	8,211	99.60	96.98
Templeton Developing Markets VIP Fund	420,620	3,915,775	3,137,828	3,137,828	886,480	3.38	3.79
Templeton Foreign VIP Fund	497,397	7,116,418	6,053,325	6,053,325	3,199,871	1.72	1.88
Templeton Growth VIP Fund	549,431	6,944,941	5,626,174	5,626,174	2,110,427	2.58	2.29
TVST Touchstone Balanced Fund	144,035	1,693,262	1,431,706	1,431,706	593,000	2.30	2.46
TVST Touchstone Bond Fund	172,949	1,731,034	1,497,742	1,497,742	1,048,322	1.38	1.56
TVST Touchstone Common Stock Fund	715,767	8,164,871	6,835,572	6,835,572	2,054,774	3.20	3.82
TVST Touchstone Small Company Fund	239,519	3,151,346	2,795,190	2,795,190	854,870	3.12	3.88
Virtus Duff & Phelps Real Estate Securities Series	921,991	20,646,707	16,669,597	16,669,597	1,526,412	10.82	8.08
Virtus KAR Capital Growth Series	4,148,123	83,868,904	106,523,794	106,523,794	9,985,058	10.54	2.96
Virtus KAR Enhanced Core Equity Series	4,141,099	56,624,762	47,953,931	47,953,931	12,170,059	3.62	4.04
Virtus KAR Small-Cap Growth Series	1,732,720	38,347,082	38,882,232	38,882,232	4,009,389	9.20	10.83
Virtus KAR Small-Cap Value Series	1,736,618	27,261,334	24,382,111	24,382,111	4,320,750	5.09	5.66
Virtus Newfleet Multi-Sector Intermediate Bond Series	2,522,294	23,747,098	20,708,036	20,708,036	3,247,851	6.37	3.18
Virtus SGA International Growth Series	2,623,881	37,860,316	29,938,481	29,938,481	6,552,057	4.53	2.26
Virtus Strategic Allocation Series	2,487,682	34,365,297	27,837,157	27,837,157	3,089,509	9.01	2.94
Wanger Acorn (a)	2,745,299	60,637,945	30,061,024	30,061,024	3,961,691	7.30	5.69
Wanger International	1,033,911	26,117,767	18,072,758	18,072,758	2,851,392	6.21	4.32
Wanger Select	1,027,015	14,146,199	6,377,761	6,377,761	1,171,696	5.91	4.87

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

6

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets

Years Ended December 31, 2022 and 2021

	Alger Capital Appreciation Portfolio	AMT Sustainable Equity Portfolio	Calvert VP S&P MidCap 400 Index Portfolio

Net assets as of December 31, 2020	$ 10,041,639	$ 3,794,895	$ 3,254,649

Investment income (loss):
Dividend distributions	-	7,646	31,072
Investment Expenses:
Mortality and expense risk and administrative charges	34,535	27,413	16,700

Net investment income (loss)	(34,535)	(19,767)	14,372

Increase (decrease) in net assets from operations:
Capital gain distributions	80,990	29,797	73,205
Realized capital gain (loss) on investments	2,284,992	83,995	105,510
Change in unrealized appreciation (depreciation)	(518,303)	763,746	578,291

Net gain (loss) on investments	1,847,679	877,538	757,006

Net increase (decrease) in net assets from operations	1,813,144	857,771	771,378

Contract owner transactions:
Deposits	176,974	278,685	124,225
Terminations, withdrawals and annuity payments	(284,242)	(210,592)	(222,881)
Transfers between subaccounts, net	(392,481)	62,274	111,705
Maintenance charges and mortality adjustments	(414,767)	(171,824)	(157,558)

Increase (decrease) in net assets from contract transactions	(914,516)	(41,457)	(144,509)

Total increase (decrease) in net assets	898,628	816,314	626,869

Net assets as of December 31, 2021	$ 10,940,267	$ 4,611,209	$ 3,881,518

Investment income (loss):
Dividend distributions	-	4,842	30,559
Investment Expenses:
Mortality and expense risk and administrative charges	(25,590)	(21,999)	(14,964)

Net investment income (loss)	(25,590)	(17,157)	15,595

Increase (decrease) in net assets from operations:
Capital gain distributions	583,945	369,736	345,874
Realized capital gain (loss) on investments	(187,028)	145,547	(9,433)
Change in unrealized appreciation (depreciation)	(4,327,858)	(1,307,111)	(1,046,102)

Net gain (loss) on investments	(3,930,941)	(791,828)	(709,661)

Net increase (decrease) in net assets from operations	(3,956,531)	(808,985)	(694,066)

Contract owner transactions:
Deposits	114,099	188,971	101,339
Terminations, withdrawals and annuity payments	(185,437)	(120,975)	(149,691)
Transfers between subaccounts, net	(8,801)	(34,665)	164,737
Maintenance charges and mortality adjustments	(410,018)	(162,890)	(169,225)

Increase (decrease) in net assets from contract transactions	(490,157)	(129,559)	(52,840)

Total increase (decrease) in net assets	(4,446,688)	(938,544)	(746,906)

Net assets as of December 31, 2022	$ 6,493,579	$ 3,672,665	$ 3,134,612

The accompanying notes are an integral part of these financial statements.

7

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	DWS Equity 500 Index VIP	DWS Small Cap Index VIP	Federated Hermes Fund for U.S. Government Securities II

Net assets as of December 31, 2020	$ 31,266,479	$ 1,513,349	$ 15,144,591

Investment income (loss):
Dividend distributions	512,856	14,229	292,734
Investment Expenses:
Mortality and expense risk and administrative charges	126,128	6,550	51,532

Net investment income (loss)	386,728	7,679	241,202

Increase (decrease) in net assets from operations:
Capital gain distributions	994,920	31,623	(49,403)
Realized capital gain (loss) on investments	1,503,866	98,928	-
Change in unrealized appreciation (depreciation)	5,799,306	75,832	(546,295)

Net gain (loss) on investments	8,298,092	206,383	(595,698)

Net increase (decrease) in net assets from operations	8,684,820	214,062	(354,496)

Contract owner transactions:
Deposits	928,973	38,156	957,416
Terminations, withdrawals and annuity payments	(991,783)	(35,611)	(1,032,372)
Transfers between subaccounts, net	189,805	123,809	408,957
Maintenance charges and mortality adjustments	(1,318,709)	(49,639)	(825,166)

Increase (decrease) in net assets from contract transactions	(1,191,714)	76,715	(491,165)

Total increase (decrease) in net assets	7,493,106	290,777	(845,661)

Net assets as of December 31, 2021	$ 38,759,585	$ 1,804,126	$ 14,298,930

Investment income (loss):
Dividend distributions	404,735	13,842	237,817
Investment Expenses:
Mortality and expense risk and administrative charges	(110,044)	(5,724)	(40,102)

Net investment income (loss)	294,691	8,118	197,715

Increase (decrease) in net assets from operations:
Capital gain distributions	1,885,732	260,370	-
Realized capital gain (loss) on investments	170,088	(1,875)	(113,514)
Change in unrealized appreciation (depreciation)	(9,380,953)	(643,761)	(1,864,308)

Net gain (loss) on investments	(7,325,133)	(385,266)	(1,977,822)

Net increase (decrease) in net assets from operations	(7,030,442)	(377,148)	(1,780,107)

Contract owner transactions:
Deposits	800,274	43,321	788,788
Terminations, withdrawals and annuity payments	(1,186,508)	(5,618)	(535,198)
Transfers between subaccounts, net	45,779	24,067	(243,939)
Maintenance charges and mortality adjustments	(1,534,201)	(56,770)	(841,148)

Increase (decrease) in net assets from contract transactions	(1,874,656)	5,000	(831,497)

Total increase (decrease) in net assets	(8,905,098)	(372,148)	(2,611,604)

Net assets as of December 31, 2022	$ 29,854,487	$ 1,431,978	$ 11,687,326

The accompanying notes are an integral part of these financial statements.

8

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Federated Hermes Government Money Fund II	Federated Hermes High Income Bond Fund II	Fidelity® VIP Contrafund® Portfolio

Net assets as of December 31, 2020	$ 21,129,047	$ 4,527,464	$ 43,897,464

Investment income (loss):
Dividend distributions	333	220,822	22,770
Investment Expenses:
Mortality and expense risk and administrative charges	66,741	15,135	177,477

Net investment income (loss)	(66,408)	205,687	(154,707)

Increase (decrease) in net assets from operations:
Capital gain distributions	-	(11,581)	1,102,214
Realized capital gain (loss) on investments	-	-	5,928,086
Change in unrealized appreciation (depreciation)	570	7,672	4,696,873

Net gain (loss) on investments	570	(3,909)	11,727,173

Net increase (decrease) in net assets from operations	(65,838)	201,778	11,572,466

Contract owner transactions:
Deposits	2,955,155	277,447	1,314,244
Terminations, withdrawals and annuity payments	(2,166,229)	(285,424)	(2,524,274)
Transfers between subaccounts, net	245,723	265,130	(1,189,501)
Maintenance charges and mortality adjustments	(2,792,603)	(295,126)	(1,826,141)

Increase (decrease) in net assets from contract transactions	(1,757,954)	(37,973)	(4,225,672)

Total increase (decrease) in net assets	(1,823,792)	163,805	7,346,794

Net assets as of December 31, 2021	$ 19,305,255	$ 4,691,269	$ 51,244,258

Investment income (loss):
Dividend distributions	212,334	232,985	159,550
Investment Expenses:
Mortality and expense risk and administrative charges	(60,486)	(12,876)	(145,231)

Net investment income (loss)	151,848	220,109	14,319

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	1,915,335
Realized capital gain (loss) on investments	-	(112,169)	(323,959)
Change in unrealized appreciation (depreciation)	-	(666,797)	(15,011,071)

Net gain (loss) on investments	-	(778,966)	(13,419,695)

Net increase (decrease) in net assets from operations	151,848	(558,857)	(13,405,376)

Contract owner transactions:
Deposits	2,292,553	209,139	1,023,787
Terminations, withdrawals and annuity payments	(1,435,143)	(383,503)	(1,615,918)
Transfers between subaccounts, net	846,969	(43,625)	240,194
Maintenance charges and mortality adjustments	(3,027,966)	(341,415)	(1,834,934)

Increase (decrease) in net assets from contract transactions	(1,323,587)	(559,404)	(2,186,871)

Total increase (decrease) in net assets	(1,171,739)	(1,118,261)	(15,592,247)

Net assets as of December 31, 2022	$ 18,133,516	$ 3,573,008	$ 35,652,011

The accompanying notes are an integral part of these financial statements.

9

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Fidelity® VIP Growth Opportunities Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Investment Grade Bond Portfolio

Net assets as of December 31, 2020	$ 21,118,770	$ 18,337,792	$ 9,765,098

Investment income (loss):
Dividend distributions	-	-	176,976
Investment Expenses:
Mortality and expense risk and administrative charges	120,954	70,469	24,686

Net investment income (loss)	(120,954)	(70,469)	152,290

Increase (decrease) in net assets from operations:
Capital gain distributions	2,126,363	277,969	13,052
Realized capital gain (loss) on investments	1,990,408	4,112,129	254,860
Change in unrealized appreciation (depreciation)	(1,647,658)	(275,108)	(514,712)

Net gain (loss) on investments	2,469,113	4,114,990	(246,800)

Net increase (decrease) in net assets from operations	2,348,159	4,044,521	(94,510)

Contract owner transactions:
Deposits	692,941	522,111	383,293
Terminations, withdrawals and annuity payments	(971,826)	(1,102,393)	(620,092)
Transfers between subaccounts, net	(381,455)	(75,868)	372,891
Maintenance charges and mortality adjustments	(898,261)	(744,992)	(541,628)

Increase (decrease) in net assets from contract transactions	(1,558,601)	(1,401,142)	(405,536)

Total increase (decrease) in net assets	789,558	2,643,379	(500,046)

Net assets as of December 31, 2021	$ 21,908,328	$ 20,981,171	$ 9,265,052

Investment income (loss):
Dividend distributions	-	85,363	182,998
Investment Expenses:
Mortality and expense risk and administrative charges	(72,583)	(58,208)	(21,044)

Net investment income (loss)	(72,583)	27,155	161,954

Increase (decrease) in net assets from operations:
Capital gain distributions	3,064,024	1,257,551	434,998
Realized capital gain (loss) on investments	428,822	(124,578)	(138,442)
Change in unrealized appreciation (depreciation)	(11,517,470)	(6,250,337)	(1,650,356)

Net gain (loss) on investments	(8,024,624)	(5,117,364)	(1,353,800)

Net increase (decrease) in net assets from operations	(8,097,207)	(5,090,209)	(1,191,846)

Contract owner transactions:
Deposits	539,965	339,351	488,381
Terminations, withdrawals and annuity payments	(393,487)	(538,696)	(161,361)
Transfers between subaccounts, net	(99,394)	(5,720)	(101,939)
Maintenance charges and mortality adjustments	(788,357)	(767,809)	(592,175)

Increase (decrease) in net assets from contract transactions	(741,273)	(972,874)	(367,094)

Total increase (decrease) in net assets	(8,838,480)	(6,063,083)	(1,558,940)

Net assets as of December 31, 2022	$ 13,069,848	$ 14,918,088	$ 7,706,112

The accompanying notes are an integral part of these financial statements.

10

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Franklin Income VIP Fund	Franklin Mutual Shares VIP Fund	Goldman Sachs VIT Government Money Market

Net assets as of December 31, 2020	$ 3,777,174	$12,376,831	$ 911,784

Investment income (loss):
Dividend distributions	185,092	390,615	45
Investment Expenses:
Mortality and expense risk and administrative charges	16,760	49,031	3,418

Net investment income (loss)	168,332	341,584	(3,373)

Increase (decrease) in net assets from operations:
Capital gain distributions	22,096	170,074	-
Realized capital gain (loss) on investments	-	-	-
Change in unrealized appreciation (depreciation)	394,825	1,768,503	(3,853)

Net gain (loss) on investments	416,921	1,938,577	(3,853)

Net increase (decrease) in net assets from operations	585,253	2,280,161	(7,226)

Contract owner transactions:
Deposits	143,940	563,472	2,134
Terminations, withdrawals and annuity payments	(115,177)	(612,934)	(262,768)
Transfers between subaccounts, net	(186,082)	(235,061)	-
Maintenance charges and mortality adjustments	(226,130)	(645,086)	(4,089)

Increase (decrease) in net assets from contract transactions	(383,449)	(929,609)	(264,723)

Total increase (decrease) in net assets	201,804	1,350,552	(271,949)

Net assets as of December 31, 2021	$ 3,978,978	$ 13,727,383	$ 639,835

Investment income (loss):
Dividend distributions	173,220	227,330	10,038
Investment Expenses:
Mortality and expense risk and administrative charges	(14,876)	(43,609)	(2,966)

Net investment income (loss)	158,344	183,721	7,072

Increase (decrease) in net assets from operations:
Capital gain distributions	70,311	1,372,871	-
Realized capital gain (loss) on investments	45,995	41,828	-
Change in unrealized appreciation (depreciation)	(493,079)	(2,634,849)	3,854

Net gain (loss) on investments	(376,773)	(1,220,150)	3,854

Net increase (decrease) in net assets from operations	(218,429)	(1,036,429)	10,926

Contract owner transactions:
Deposits	121,176	374,657	-
Terminations, withdrawals and annuity payments	(115,003)	(480,115)	-
Transfers between subaccounts, net	(64,553)	(159,105)	1
Maintenance charges and mortality adjustments	(226,859)	(626,881)	(5,144)

Increase (decrease) in net assets from contract transactions	(285,239)	(891,444)	(5,143)

Total increase (decrease) in net assets	(503,668)	(1,927,873)	5,783

Net assets as of December 31, 2022	$ 3,475,310	$ 11,799,510	$ 645,618

The accompanying notes are an integral part of these financial statements.

11

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Guggenheim VT Long Short Equity Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Capital Appreciation Fund (a)

Net assets as of December 31, 2020	$ 141,605	$ 9,601,927	$ 1,163,970

Investment income (loss):
Dividend distributions	1,028	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	626	34,859	5,359

Net investment income (loss)	402	(34,859)	(5,359)

Increase (decrease) in net assets from operations:
Capital gain distributions	2,057	716,224	9,522
Realized capital gain (loss) on investments	-	1,220,043	74,972
Change in unrealized appreciation (depreciation)	29,890	(799,309)	184,608

Net gain (loss) on investments	31,947	1,136,958	269,102

Net increase (decrease) in net assets from operations	32,349	1,102,099	263,743

Contract owner transactions:
Deposits	9,351	298,979	27,177
Terminations, withdrawals and annuity payments	(786)	(468,121)	(19,201)
Transfers between subaccounts, net	(5,219)	314,151	77,082
Maintenance charges and mortality adjustments	(12,108)	(338,424)	(84,907)

Increase (decrease) in net assets from contract transactions	(8,762)	(193,415)	151

Total increase (decrease) in net assets	23,587	908,684	263,894

Net assets as of December 31, 2021	$ 165,192	$ 10,510,611	$ 1,427,864

Investment income (loss):
Dividend distributions	668	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(542)	(23,786)	(4,151)

Net investment income (loss)	126	(23,786)	(4,151)

Increase (decrease) in net assets from operations:
Capital gain distributions	-	2,136,448	383,072
Realized capital gain (loss) on investments	2,792	21,550	(8,400)
Change in unrealized appreciation (depreciation)	(27,721)	(5,382,167)	(806,148)

Net gain (loss) on investments	(24,929)	(3,224,169)	(431,476)

Net increase (decrease) in net assets from operations	(24,803)	(3,247,955)	(435,627)

Contract owner transactions:
Deposits	6,967	207,507	30,108
Terminations, withdrawals and annuity payments	(649)	(177,662)	(16,511)
Transfers between subaccounts, net	(11,589)	40,440	10,463
Maintenance charges and mortality adjustments	(13,883)	(340,672)	(95,463)

Increase (decrease) in net assets from contract transactions	(19,154)	(270,387)	(71,403)

Total increase (decrease) in net assets	(43,957)	(3,518,342)	(507,030)

Net assets as of December 31, 2022	$ 121,235	$ 6,992,269	$ 920,834

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

12

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Invesco V.I. Core Equity Fund	Invesco V.I. Equity and Income Fund	Invesco V.I. Global Fund (a)

Net assets as of December 31, 2020	$ 1,294,613	$ 2,426,437	$ 2,521,345

Investment income (loss):
Dividend distributions	9,722	43,226	-
Investment Expenses:
Mortality and expense risk and administrative charges	3,766	8,828	10,285

Net investment income (loss)	5,956	34,398	(10,285)

Increase (decrease) in net assets from operations:
Capital gain distributions	10,285	50,127	74,414
Realized capital gain (loss) on investments	33,298	25,801	153,210
Change in unrealized appreciation (depreciation)	299,407	319,165	133,932

Net gain (loss) on investments	342,990	395,093	361,556

Net increase (decrease) in net assets from operations	348,946	429,491	351,271

Contract owner transactions:
Deposits	56,329	67,299	63,076
Terminations, withdrawals and annuity payments	(45,967)	(238,339)	(94,894)
Transfers between subaccounts, net	(8,429)	196,563	286,607
Maintenance charges and mortality adjustments	(63,029)	(165,414)	(104,001)

Increase (decrease) in net assets from contract transactions	(61,096)	(139,891)	150,788

Total increase (decrease) in net assets	287,850	289,600	502,059

Net assets as of December 31, 2021	$ 1,582,463	$ 2,716,037	$ 3,023,404

Investment income (loss):
Dividend distributions	11,957	34,210	-
Investment Expenses:
Mortality and expense risk and administrative charges	(3,302)	(8,322)	(8,605)

Net investment income (loss)	8,655	25,888	(8,605)

Increase (decrease) in net assets from operations:
Capital gain distributions	203,209	315,666	380,307
Realized capital gain (loss) on investments	3,852	28,521	(40,135)
Change in unrealized appreciation (depreciation)	(537,128)	(578,809)	(1,303,954)

Net gain (loss) on investments	(330,067)	(234,622)	(963,782)

Net increase (decrease) in net assets from operations	(321,412)	(208,734)	(972,387)

Contract owner transactions:
Deposits	45,125	78,831	86,314
Terminations, withdrawals and annuity payments	(41,537)	(173,066)	(212,518)
Transfers between subaccounts, net	2,930	38,441	120,689
Maintenance charges and mortality adjustments	(69,039)	(183,727)	(124,375)

Increase (decrease) in net assets from contract transactions	(62,521)	(239,521)	(129,890)

Total increase (decrease) in net assets	(383,933)	(448,255)	(1,102,277)

Net assets as of December 31, 2022	$ 1,198,530	$ 2,267,782	$ 1,921,127

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

13

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Invesco V.I. Main Street Mid Cap Fund® (a)	Invesco V.I. Main Street Small Cap Fund® (a)	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

Net assets as of December 31, 2020	$ 1,952,493	$ 4,280,422	$ 820,742

Investment income (loss):
Dividend distributions	9,884	8,823	496
Investment Expenses:
Mortality and expense risk and administrative charges	7,129	26,158	3,356

Net investment income (loss)	2,755	(17,335)	(2,860)

Increase (decrease) in net assets from operations:
Capital gain distributions	19,239	119,409	8,551
Realized capital gain (loss) on investments	-	308,503	1,027
Change in unrealized appreciation (depreciation)	419,406	507,552	151,875

Net gain (loss) on investments	438,645	935,464	161,453

Net increase (decrease) in net assets from operations	441,400	918,129	158,593

Contract owner transactions:
Deposits	68,608	292,822	39,164
Terminations, withdrawals and annuity payments	(51,917)	(223,088)	(25,799)
Transfers between subaccounts, net	(11,045)	(65,848)	(12,089)
Maintenance charges and mortality adjustments	(83,588)	(268,817)	(40,936)

Increase (decrease) in net assets from contract transactions	(77,942)	(264,931)	(39,660)

Total increase (decrease) in net assets	363,458	653,198	118,933

Net assets as of December 31, 2021	$ 2,315,951	$ 4,933,620	$ 939,675

Investment income (loss):
Dividend distributions	6,770	10,714	-
Investment Expenses:
Mortality and expense risk and administrative charges	(6,362)	(20,241)	(2,908)

Net investment income (loss)	408	(9,527)	(2,908)

Increase (decrease) in net assets from operations:
Capital gain distributions	404,431	501,990	204,081
Realized capital gain (loss) on investments	24,224	197,085	7,819
Change in unrealized appreciation (depreciation)	(759,545)	(1,439,170)	(353,898)

Net gain (loss) on investments	(330,890)	(740,095)	(141,998)

Net increase (decrease) in net assets from operations	(330,482)	(749,622)	(144,906)

Contract owner transactions:
Deposits	42,916	221,761	33,240
Terminations, withdrawals and annuity payments	(118,351)	(70,275)	(57,142)
Transfers between subaccounts, net	9,904	(97,230)	(4,999)
Maintenance charges and mortality adjustments	(86,328)	(274,352)	(40,681)

Increase (decrease) in net assets from contract transactions	(151,859)	(220,096)	(69,582)

Total increase (decrease) in net assets	(482,341)	(969,718)	(214,488)

Net assets as of December 31, 2022	$ 1,833,610	$ 3,963,902	$ 725,187

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

14

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Lord Abbett Series Fund Bond Debenture Portfolio	Lord Abbett Series Fund Growth and Income Portfolio	Lord Abbett Series Fund Mid Cap Stock Portfolio

Net assets as of December 31, 2020	$ 3,134,688	$ 13,204,748	$ 3,991,216

Investment income (loss):
Dividend distributions	100,208	155,422	27,145
Investment Expenses:
Mortality and expense risk and administrative charges	11,208	58,346	17,864

Net investment income (loss)	89,000	97,076	9,281

Increase (decrease) in net assets from operations:
Capital gain distributions	1,873	562,787	79,380
Realized capital gain (loss) on investments	53,015	1,593,860	439,049
Change in unrealized appreciation (depreciation)	(51,682)	1,432,769	592,251

Net gain (loss) on investments	3,206	3,589,416	1,110,680

Net increase (decrease) in net assets from operations	92,206	3,686,492	1,119,961

Contract owner transactions:
Deposits	176,979	690,788	172,777
Terminations, withdrawals and annuity payments	(58,583)	(880,754)	(240,638)
Transfers between subaccounts, net	186,242	(63,404)	154,288
Maintenance charges and mortality adjustments	(223,176)	(716,818)	(245,086)

Increase (decrease) in net assets from contract transactions	81,462	(970,188)	(158,659)

Total increase (decrease) in net assets	173,668	2,716,304	961,302

Net assets as of December 31, 2021	$ 3,308,356	$ 15,921,052	$ 4,952,518

Investment income (loss):
Dividend distributions	116,519	181,751	34,881
Investment Expenses:
Mortality and expense risk and administrative charges	(9,546)	(47,215)	(17,320)

Net investment income (loss)	106,973	134,536	17,561

Increase (decrease) in net assets from operations:
Capital gain distributions	7,299	1,102,041	266,606
Realized capital gain (loss) on investments	(42,295)	292,467	(1,512)
Change in unrealized appreciation (depreciation)	(482,454)	(2,938,680)	(837,822)

Net gain (loss) on investments	(517,450)	(1,544,172)	(572,728)

Net increase (decrease) in net assets from operations	(410,477)	(1,409,636)	(555,167)

Contract owner transactions:
Deposits	161,898	555,234	111,988
Terminations, withdrawals and annuity payments	(304,425)	(778,854)	(272,453)
Transfers between subaccounts, net	(7,139)	52,207	133,973
Maintenance charges and mortality adjustments	(250,773)	(839,743)	(247,633)

Increase (decrease) in net assets from contract transactions	(400,439)	(1,011,156)	(274,125)

Total increase (decrease) in net assets	(810,916)	(2,420,792)	(829,292)

Net assets as of December 31, 2022	$ 2,497,440	$ 13,500,260	$ 4,123,226

The accompanying notes are an integral part of these financial statements.

15

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Growth ETF Asset Allocation Portfolio

Net assets as of December 31, 2020	$ 2,970,737	$ 9,123,754	$ 7,892,357

Investment income (loss):
Dividend distributions	36,276	149,302	104,459
Investment Expenses:
Mortality and expense risk and administrative charges	15,143	40,096	42,773

Net investment income (loss)	21,133	109,206	61,686

Increase (decrease) in net assets from operations:
Capital gain distributions	183,813	103,020	118,179
Realized capital gain (loss) on investments	71,871	432,077	300,637
Change in unrealized appreciation (depreciation)	246,084	300,875	636,147

Net gain (loss) on investments	501,768	835,972	1,054,963

Net increase (decrease) in net assets from operations	522,901	945,178	1,116,649

Contract owner transactions:
Deposits	241,657	331,264	368,343
Terminations, withdrawals and annuity payments	(115,365)	(280,253)	(196,055)
Transfers between subaccounts, net	(46,235)	1,653,636	(116,757)
Maintenance charges and mortality adjustments	(137,581)	(453,265)	(305,406)

Increase (decrease) in net assets from contract transactions	(57,524)	1,251,382	(249,875)

Total increase (decrease) in net assets	465,377	2,196,560	866,774

Net assets as of December 31, 2021	$ 3,436,114	$ 11,320,314	$ 8,759,131

Investment income (loss):
Dividend distributions	45,774	187,381	110,071
Investment Expenses:
Mortality and expense risk and administrative charges	(9,848)	(38,425)	(31,613)

Net investment income (loss)	35,926	148,956	78,458

Increase (decrease) in net assets from operations:
Capital gain distributions	108,091	510,251	276,462
Realized capital gain (loss) on investments	115,653	(45,801)	104,777
Change in unrealized appreciation (depreciation)	(675,745)	(2,188,372)	(1,479,289)

Net gain (loss) on investments	(452,001)	(1,723,922)	(1,098,050)

Net increase (decrease) in net assets from operations	(416,075)	(1,574,966)	(1,019,592)

Contract owner transactions:
Deposits	195,428	295,548	310,006
Terminations, withdrawals and annuity payments	(51,173)	(115,480)	(1,038,151)
Transfers between subaccounts, net	(85,442)	1,147,900	(139,709)
Maintenance charges and mortality adjustments	(144,204)	(475,705)	(284,028)

Increase (decrease) in net assets from contract transactions	(85,391)	852,263	(1,151,882)

Total increase (decrease) in net assets	(501,466)	(722,703)	(2,171,474)

Net assets as of December 31, 2022	$ 2,934,648	$ 10,597,611	$ 6,587,657

The accompanying notes are an integral part of these financial statements.

16

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Morningstar Income and Growth ETF Asset Allocation Portfolio	Neuberger Berman AMT Mid Cap Growth Portfolio	PIMCO CommodityReal Return® Strategy Portfolio

Net assets as of December 31, 2020	$ 1,795,433	$ 1,141,290	$ 1,868,211

Investment income (loss):
Dividend distributions	28,621	-	92,809
Investment Expenses:
Mortality and expense risk and administrative charges	9,451	6,887	13,085

Net investment income (loss)	19,170	(6,887)	79,724

Increase (decrease) in net assets from operations:
Capital gain distributions	15,544	12,528	44,974
Realized capital gain (loss) on investments	61,938	166,270	-
Change in unrealized appreciation (depreciation)	9,535	(20,406)	480,890

Net gain (loss) on investments	87,017	158,392	525,864

Net increase (decrease) in net assets from operations	106,187	151,505	605,588

Contract owner transactions:
Deposits	78,233	70,768	165,553
Terminations, withdrawals and annuity payments	(103,818)	(137,746)	(88,067)
Transfers between subaccounts, net	305,971	224,622	(92,682)
Maintenance charges and mortality adjustments	(148,456)	(69,969)	(118,088)

Increase (decrease) in net assets from contract transactions	131,930	87,675	(133,284)

Total increase (decrease) in net assets	238,117	239,180	472,304

Net assets as of December 31, 2021	$ 2,033,550	$ 1,380,470	$ 2,340,515

Investment income (loss):
Dividend distributions	26,847	-	502,608
Investment Expenses:
Mortality and expense risk and administrative charges	(6,999)	(5,195)	(13,120)

Net investment income (loss)	19,848	(5,195)	489,488

Increase (decrease) in net assets from operations:
Capital gain distributions	67,355	209,119	-
Realized capital gain (loss) on investments	(24,840)	(22,582)	38,273
Change in unrealized appreciation (depreciation)	(282,008)	(576,829)	(266,650)

Net gain (loss) on investments	(239,493)	(390,292)	(228,377)

Net increase (decrease) in net assets from operations	(219,645)	(395,487)	261,111

Contract owner transactions:
Deposits	76,529	44,202	136,147
Terminations, withdrawals and annuity payments	(203,519)	(32,023)	(73,928)
Transfers between subaccounts, net	(100,597)	(23,404)	(214,649)
Maintenance charges and mortality adjustments	(146,987)	(65,547)	(152,074)

Increase (decrease) in net assets from contract transactions	(374,574)	(76,772)	(304,504)

Total increase (decrease) in net assets	(594,219)	(472,259)	(43,393)

Net assets as of December 31, 2022	$ 1,439,331	$ 908,211	$ 2,297,122

The accompanying notes are an integral part of these financial statements.

17

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	PIMCO Real Return Portfolio	PIMCO Total Return Portfolio	Rydex VT Inverse Government Long Bond Strategy Fund

Net assets as of December 31, 2020	$ 1,623,245	$ 5,877,677	$ 17,211

Investment income (loss):
Dividend distributions	77,900	97,722	-
Investment Expenses:
Mortality and expense risk and administrative charges	5,430	20,494	66

Net investment income (loss)	72,470	77,228	(66)

Increase (decrease) in net assets from operations:
Capital gain distributions	9,136	251	(11)
Realized capital gain (loss) on investments	-	240,438	-
Change in unrealized appreciation (depreciation)	(1,570)	(417,727)	120

Net gain (loss) on investments	7,566	(177,038)	109

Net increase (decrease) in net assets from operations	80,036	(99,810)	43

Contract owner transactions:
Deposits	70,971	566,713	2,625
Terminations, withdrawals and annuity payments	(43,353)	(148,951)	(135)
Transfers between subaccounts, net	139,958	430,404	-
Maintenance charges and mortality adjustments	(114,030)	(776,558)	(1,613)

Increase (decrease) in net assets from contract transactions	53,542	71,608	877

Total increase (decrease) in net assets	133,578	(28,202)	920

Net assets as of December 31, 2021	$ 1,756,823	$ 5,849,475	$ 18,131

Investment income (loss):
Dividend distributions	109,331	127,854	-
Investment Expenses:
Mortality and expense risk and administrative charges	(5,423)	(18,322)	(93)

Net investment income (loss)	103,908	109,532	(93)

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(12,463)	(34,353)	531
Change in unrealized appreciation (depreciation)	(302,062)	(917,750)	8,397

Net gain (loss) on investments	(314,525)	(952,103)	8,928

Net increase (decrease) in net assets from operations	(210,617)	(842,571)	8,835

Contract owner transactions:
Deposits	57,502	799,340	2,110
Terminations, withdrawals and annuity payments	(32,370)	(138,215)	-
Transfers between subaccounts, net	(5,574)	14,980	372
Maintenance charges and mortality adjustments	(138,564)	(846,602)	(2,606)

Increase (decrease) in net assets from contract transactions	(119,006)	(170,497)	(124)

Total increase (decrease) in net assets	(329,623)	(1,013,068)	8,711

Net assets as of December 31, 2022	$ 1,427,200	$ 4,836,407	$ 26,842

The accompanying notes are an integral part of these financial statements.

18

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Rydex VT Nova Fund	SA AB Growth Portfolio	SAST Capital Appreciation Portfolio (a)

Net assets as of December 31, 2020	$ 215,045	$ 3,192,773	$ 5,952,012

Investment income (loss):
Dividend distributions	904	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	1,741	15,567	28,200

Net investment income (loss)	(837)	(15,567)	(28,200)

Increase (decrease) in net assets from operations:
Capital gain distributions	1,169	26,928	14,240
Realized capital gain (loss) on investments	10,827	271,749	1,388,636
Change in unrealized appreciation (depreciation)	77,114	582,217	(1,089,264)

Net gain (loss) on investments	89,110	880,894	313,612

Net increase (decrease) in net assets from operations	88,273	865,327	285,412

Contract owner transactions:
Deposits	6,347	14,313	12,617
Terminations, withdrawals and annuity payments	(340)	(258,116)	(127,678)
Transfers between subaccounts, net	7	-	-
Maintenance charges and mortality adjustments	(10,972)	(18,559)	(32,555)

Increase (decrease) in net assets from contract transactions	(4,958)	(262,362)	(147,616)

Total increase (decrease) in net assets	83,315	602,965	137,796

Net assets as of December 31, 2021	$ 298,360	$ 3,795,738	$ 6,089,808

Investment income (loss):
Dividend distributions	1,001	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,579)	(13,414)	(19,994)

Net investment income (loss)	(578)	(13,414)	(19,994)

Increase (decrease) in net assets from operations:
Capital gain distributions	28,371	461,249	1,188,955
Realized capital gain (loss) on investments	(9,771)	(9,686)	(11,472)
Change in unrealized appreciation (depreciation)	(118,594)	(1,546,613)	(3,365,737)

Net gain (loss) on investments	(99,994)	(1,095,050)	(2,188,254)

Net increase (decrease) in net assets from operations	(100,572)	(1,108,464)	(2,208,248)

Contract owner transactions:
Deposits	5,878	1,131	1,341
Terminations, withdrawals and annuity payments	-	(15,000)	(122,035)
Transfers between subaccounts, net	10,081	(219)	1,062
Maintenance charges and mortality adjustments	(12,607)	(21,249)	(31,233)

Increase (decrease) in net assets from contract transactions	3,352	(35,337)	(150,865)

Total increase (decrease) in net assets	(97,220)	(1,143,801)	(2,359,113)

Net assets as of December 31, 2022	$ 201,140	$ 2,651,937	$ 3,730,695

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

19

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	SAST Government & Quality Bond Portfolio (a)	SAST Strategic Multi-Asset Income Portfolio (a)	Templeton Developing Markets VIP Fund

Net assets as of December 31, 2020	$ 244,827	$ 1,253,863	$ 4,342,348

Investment income (loss):
Dividend distributions	3,943	3,461	39,078
Investment Expenses:
Mortality and expense risk and administrative charges	1,074	5,618	16,696

Net investment income (loss)	2,869	(2,157)	22,382

Increase (decrease) in net assets from operations:
Capital gain distributions	587	33,967	(2,577)
Realized capital gain (loss) on investments	3,891	43,522	89,560
Change in unrealized appreciation (depreciation)	(12,529)	18,979	(380,406)

Net gain (loss) on investments	(8,051)	96,468	(293,423)

Net increase (decrease) in net assets from operations	(5,182)	94,311	(271,041)

Contract owner transactions:
Deposits	17,176	6,005	170,372
Terminations, withdrawals and annuity payments	(12,444)	(360,063)	(208,280)
Transfers between subaccounts, net	-	-	362,724
Maintenance charges and mortality adjustments	(6,187)	(12,342)	(237,213)

Increase (decrease) in net assets from contract transactions	(1,455)	(366,400)	87,603

Total increase (decrease) in net assets	(6,637)	(272,089)	(183,438)

Net assets as of December 31, 2021	$ 238,190	$ 981,774	$ 4,158,910

Investment income (loss):
Dividend distributions	2,858	7,308	88,020
Investment Expenses:
Mortality and expense risk and administrative charges	(977)	(3,826)	(12,187)

Net investment income (loss)	1,881	3,482	75,833

Increase (decrease) in net assets from operations:
Capital gain distributions	3,444	79,891	254,341
Realized capital gain (loss) on investments	(152)	(436)	(31,570)
Change in unrealized appreciation (depreciation)	(38,564)	(255,414)	(1,218,728)

Net gain (loss) on investments	(35,272)	(175,959)	(995,957)

Net increase (decrease) in net assets from operations	(33,391)	(172,477)	(920,124)

Contract owner transactions:
Deposits	27	1,755	165,677
Terminations, withdrawals and annuity payments	-	-	(118,724)
Transfers between subaccounts, net	1	-	82,047
Maintenance charges and mortality adjustments	3,229	(13,485)	(229,958)

Increase (decrease) in net assets from contract transactions	3,257	(11,730)	(100,958)

Total increase (decrease) in net assets	(30,134)	(184,207)	(1,021,082)

Net assets as of December 31, 2022	$ 208,056	$ 797,567	$ 3,137,828

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

20

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	TVST Touchstone Balanced Fund

Net assets as of December 31, 2020	$ 7,016,888	$ 6,777,989	$ 1,904,612

Investment income (loss):
Dividend distributions	141,679	75,781	3,954
Investment Expenses:
Mortality and expense risk and administrative charges	26,042	27,114	7,425

Net investment income (loss)	115,637	48,667	(3,471)

Increase (decrease) in net assets from operations:
Capital gain distributions	7,449	51,316	52,700
Realized capital gain (loss) on investments	-	-	20,998
Change in unrealized appreciation (depreciation)	139,472	205,490	203,922

Net gain (loss) on investments	146,921	256,806	277,620

Net increase (decrease) in net assets from operations	262,558	305,473	274,149

Contract owner transactions:
Deposits	553,536	351,308	57,309
Terminations, withdrawals and annuity payments	(767,436)	(336,351)	(313,094)
Transfers between subaccounts, net	378,614	12,008	(23,066)
Maintenance charges and mortality adjustments	(396,247)	(398,263)	(91,391)

Increase (decrease) in net assets from contract transactions	(231,533)	(371,298)	(370,242)

Total increase (decrease) in net assets	31,025	(65,825)	(96,093)

Net assets as of December 31, 2021	$ 7,047,913	$ 6,712,164	$ 1,808,519

Investment income (loss):
Dividend distributions	194,434	9,170	7,361
Investment Expenses:
Mortality and expense risk and administrative charges	(21,489)	(22,722)	(6,121)

Net investment income (loss)	172,945	(13,552)	1,240

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	353,714
Realized capital gain (loss) on investments	(40,980)	(106,869)	8,550
Change in unrealized appreciation (depreciation)	(699,759)	(656,210)	(651,890)

Net gain (loss) on investments	(740,739)	(763,079)	(289,626)

Net increase (decrease) in net assets from operations	(567,794)	(776,631)	(288,386)

Contract owner transactions:
Deposits	341,834	278,306	42,075
Terminations, withdrawals and annuity payments	(269,983)	(145,678)	(16,457)
Transfers between subaccounts, net	(79,842)	(48,060)	(28,906)
Maintenance charges and mortality adjustments	(418,803)	(393,927)	(85,139)

Increase (decrease) in net assets from contract transactions	(426,794)	(309,359)	(88,427)

Total increase (decrease) in net assets	(994,588)	(1,085,990)	(376,813)

Net assets as of December 31, 2022	$ 6,053,325	$ 5,626,174	$ 1,431,706

The accompanying notes are an integral part of these financial statements.

21

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	TVST Touchstone Bond Fund	TVST Touchstone Common Stock Fund	TVST Touchstone Small Company Fund

Net assets as of December 31, 2020	$ 1,519,068	$ 7,565,211	$ 3,279,706

Investment income (loss):
Dividend distributions	43,016	46,413	2,548
Investment Expenses:
Mortality and expense risk and administrative charges	9,231	46,600	15,972

Net investment income (loss)	33,785	(187)	(13,424)

Increase (decrease) in net assets from operations:
Capital gain distributions	2,790	182,125	80,209
Realized capital gain (loss) on investments	9,438	282,195	67,992
Change in unrealized appreciation (depreciation)	(70,381)	1,536,142	617,344

Net gain (loss) on investments	(58,153)	2,000,462	765,545

Net increase (decrease) in net assets from operations	(24,368)	2,000,275	752,121

Contract owner transactions:
Deposits	105,648	415,400	118,092
Terminations, withdrawals and annuity payments	(104,584)	(309,353)	(76,451)
Transfers between subaccounts, net	356,117	(316,518)	(192,627)
Maintenance charges and mortality adjustments	(96,578)	(417,405)	(197,114)

Increase (decrease) in net assets from contract transactions	260,603	(627,876)	(348,100)

Total increase (decrease) in net assets	236,235	1,372,399	404,021

Net assets as of December 31, 2021	$ 1,755,303	$ 8,937,610	$ 3,683,727

Investment income (loss):
Dividend distributions	32,696	30,213	987
Investment Expenses:
Mortality and expense risk and administrative charges	(8,805)	(40,241)	(13,350)

Net investment income (loss)	23,891	(10,028)	(12,363)

Increase (decrease) in net assets from operations:
Capital gain distributions	12,328	982,990	817,659
Realized capital gain (loss) on investments	(33,102)	201,384	36,264
Change in unrealized appreciation (depreciation)	(259,905)	(2,739,170)	(1,385,764)

Net gain (loss) on investments	(280,679)	(1,554,796)	(531,841)

Net increase (decrease) in net assets from operations	(256,788)	(1,564,824)	(544,204)

Contract owner transactions:
Deposits	91,700	348,802	82,488
Terminations, withdrawals and annuity payments	(56,628)	(435,151)	(154,724)
Transfers between subaccounts, net	68,114	(5,008)	(68,248)
Maintenance charges and mortality adjustments	(103,959)	(445,857)	(203,849)

Increase (decrease) in net assets from contract transactions	(773)	(537,214)	(344,333)

Total increase (decrease) in net assets	(257,561)	(2,102,038)	(888,537)

Net assets as of December 31, 2022	$ 1,497,742	$ 6,835,572	$ 2,795,190

The accompanying notes are an integral part of these financial statements.

22

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Virtus Duff & Phelps Real Estate Securities Series	Virtus KAR Capital Growth Series	Virtus KAR Enhanced Core Equity Series

Net assets as of December 31, 2020	$ 17,524,387	$174,302,032	$ 48,963,776

Investment income (loss):
Dividend distributions	146,798	-	1,140,228
Investment Expenses:
Mortality and expense risk and administrative charges	83,571	970,192	169,612

Net investment income (loss)	63,227	(970,192)	970,616

Increase (decrease) in net assets from operations:
Capital gain distributions	171,119	1,247,409	320,673
Realized capital gain (loss) on investments	385,922	18,997,269	2,072,124
Change in unrealized appreciation (depreciation)	7,201,637	217,834	4,635,566

Net gain (loss) on investments	7,758,678	20,462,512	7,028,363

Net increase (decrease) in net assets from operations	7,821,905	19,492,320	7,998,979

Contract owner transactions:
Deposits	1,049,151	6,484,221	3,300,854
Terminations, withdrawals and annuity payments	(1,449,923)	(10,481,936)	(5,427,162)
Transfers between subaccounts, net	(314,559)	(2,702,760)	(198,225)
Maintenance charges and mortality adjustments	(845,981)	(7,135,781)	(2,506,322)

Increase (decrease) in net assets from contract transactions	(1,561,312)	(13,836,256)	(4,830,855)

Total increase (decrease) in net assets	6,260,593	5,656,064	3,168,124

Net assets as of December 31, 2021	$ 23,784,980	$179,958,096	$ 52,131,900

Investment income (loss):
Dividend distributions	184,267	-	1,222,934
Investment Expenses:
Mortality and expense risk and administrative charges	(73,821)	(685,414)	(157,965)

Net investment income (loss)	110,446	(685,414)	1,064,969

Increase (decrease) in net assets from operations:
Capital gain distributions	437,922	20,519,555	2,045,106
Realized capital gain (loss) on investments	(103,299)	(1,602,386)	35,632
Change in unrealized appreciation (depreciation)	(6,523,768)	(82,743,500)	(4,774,048)

Net gain (loss) on investments	(6,189,145)	(63,826,331)	(2,693,310)

Net increase (decrease) in net assets from operations	(6,078,699)	(64,511,745)	(1,628,341)

Contract owner transactions:
Deposits	534,175	4,056,071	1,830,577
Terminations, withdrawals and annuity payments	(546,332)	(6,069,065)	(1,193,041)
Transfers between subaccounts, net	(130,134)	80,297	(202,378)
Maintenance charges and mortality adjustments	(894,393)	(6,989,860)	(2,984,786)

Increase (decrease) in net assets from contract transactions	(1,036,684)	(8,922,557)	(2,549,628)

Total increase (decrease) in net assets	(7,115,383)	(73,434,302)	(4,177,969)

Net assets as of December 31, 2022	$ 16,669,597	$106,523,794	$ 47,953,931

The accompanying notes are an integral part of these financial statements.

23

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Virtus KAR Small- Cap Growth Series	Virtus KAR Small- Cap Value Series	Virtus Newfleet Multi-Sector Intermediate Bond Series

Net assets as of December 31, 2020	$ 65,361,062	$ 30,944,114	$ 26,021,535

Investment income (loss):
Dividend distributions	-	38,751	705,517
Investment Expenses:
Mortality and expense risk and administrative charges	234,253	133,644	101,609

Net investment income (loss)	(234,253)	(94,893)	603,908

Increase (decrease) in net assets from operations:
Capital gain distributions	708,453	932,757	92,559
Realized capital gain (loss) on investments	9,052,568	4,242,400	-
Change in unrealized appreciation (depreciation)	(6,486,166)	737,522	(524,460)

Net gain (loss) on investments	3,274,855	5,912,679	(431,901)

Net increase (decrease) in net assets from operations	3,040,602	5,817,786	172,007

Contract owner transactions:
Deposits	2,485,340	2,126,691	1,650,898
Terminations, withdrawals and annuity payments	(6,906,069)	(3,639,463)	(1,980,830)
Transfers between subaccounts, net	(344,694)	(313,532)	204,377
Maintenance charges and mortality adjustments	(2,003,412)	(1,354,250)	(1,341,656)

Increase (decrease) in net assets from contract transactions	(6,768,835)	(3,180,554)	(1,467,211)

Total increase (decrease) in net assets	(3,728,233)	2,637,232	(1,295,204)

Net assets as of December 31, 2021	$ 61,632,829	$ 33,581,346	$ 24,726,331

Investment income (loss):
Dividend distributions	-	54,087	730,714
Investment Expenses:
Mortality and expense risk and administrative charges	(165,436)	(100,286)	(86,812)

Net investment income (loss)	(165,436)	(46,199)	643,902

Increase (decrease) in net assets from operations:
Capital gain distributions	4,656,612	1,775,402	-
Realized capital gain (loss) on investments	(1,015,317)	(220,632)	(143,125)
Change in unrealized appreciation (depreciation)	(21,882,567)	(9,563,241)	(2,913,851)

Net gain (loss) on investments	(18,241,272)	(8,008,471)	(3,056,976)

Net increase (decrease) in net assets from operations	(18,406,708)	(8,054,670)	(2,413,074)

Contract owner transactions:
Deposits	753,389	1,080,977	1,080,790
Terminations, withdrawals and annuity payments	(2,440,263)	(881,354)	(1,133,347)
Transfers between subaccounts, net	(776,286)	77,246	(169,728)
Maintenance charges and mortality adjustments	(1,880,729)	(1,421,434)	(1,382,936)

Increase (decrease) in net assets from contract transactions	(4,343,889)	(1,144,565)	(1,605,221)

Total increase (decrease) in net assets	(22,750,597)	(9,199,235)	(4,018,295)

Net assets as of December 31, 2022	$ 38,882,232	$ 24,382,111	$ 20,708,036

The accompanying notes are an integral part of these financial statements.

24

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Virtus SGA International Growth Series	Virtus Strategic Allocation Series	Wanger Acorn (a)

Net assets as of December 31, 2020	$ 36,568,341	$ 42,771,467	$ 49,490,516

Investment income (loss):
Dividend distributions	-	167,936	377,869
Investment Expenses:
Mortality and expense risk and administrative charges	190,816	242,552	197,938

Net investment income (loss)	(190,816)	(74,616)	179,931

Increase (decrease) in net assets from operations:
Capital gain distributions	3,987	272,709	1,029,511
Realized capital gain (loss) on investments	3,060,258	3,632,878	1,648,166
Change in unrealized appreciation (depreciation)	(75,125)	(915,577)	1,365,474

Net gain (loss) on investments	2,989,120	2,990,010	4,043,151

Net increase (decrease) in net assets from operations	2,798,304	2,915,394	4,223,082

Contract owner transactions:
Deposits	2,217,995	1,407,938	1,238,560
Terminations, withdrawals and annuity payments	(1,710,370)	(1,760,756)	(3,151,897)
Transfers between subaccounts, net	(246,189)	(130,914)	(1,230,214)
Maintenance charges and mortality adjustments	(1,863,020)	(1,804,781)	(1,794,054)

Increase (decrease) in net assets from contract transactions	(1,601,584)	(2,288,513)	(4,937,605)

Total increase (decrease) in net assets	1,196,720	626,881	(714,523)

Net assets as of December 31, 2021	$ 37,765,061	$ 43,398,348	$ 48,775,993

Investment income (loss):
Dividend distributions	-	78,384	-
Investment Expenses:
Mortality and expense risk and administrative charges	(147,813)	(177,869)	(134,333)

Net investment income (loss)	(147,813)	(99,485)	(134,333)

Increase (decrease) in net assets from operations:
Capital gain distributions	804,887	2,230,701	12,192,009
Realized capital gain (loss) on investments	(623,487)	(505,899)	(579,358)
Change in unrealized appreciation (depreciation)	(7,075,987)	(14,837,751)	(27,739,774)

Net gain (loss) on investments	(6,894,587)	(13,112,949)	(16,127,123)

Net increase (decrease) in net assets from operations	(7,042,400)	(13,212,434)	(16,261,456)

Contract owner transactions:
Deposits	1,778,891	892,075	873,639
Terminations, withdrawals and annuity payments	(919,074)	(1,221,445)	(1,848,302)
Transfers between subaccounts, net	261,920	(230,098)	168,527
Maintenance charges and mortality adjustments	(1,905,917)	(1,789,289)	(1,647,377)

Increase (decrease) in net assets from contract transactions	(784,180)	(2,348,757)	(2,453,513)

Total increase (decrease) in net assets	(7,826,580)	(15,561,191)	(18,714,969)

Net assets as of December 31, 2022	$ 29,938,481	$ 27,837,157	$ 30,061,024

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

25

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Wanger International	Wanger Select

Net assets as of December 31, 2020	$ 25,603,866	$ 10,845,229

Investment income (loss):
Dividend distributions	151,845	-
Investment Expenses:
Mortality and expense risk and administrative charges	119,361	33,817

Net investment income (loss)	32,484	(33,817)

Increase (decrease) in net assets from operations:
Capital gain distributions	353,512	148,942
Realized capital gain (loss) on investments	417,988	1,179,035
Change in unrealized appreciation (depreciation)	3,779,758	(678,360)

Net gain (loss) on investments	4,551,258	649,617

Net increase (decrease) in net assets from operations	4,583,742	615,800

Contract owner transactions:
Deposits	924,459	311,627
Terminations, withdrawals and annuity payments	(1,528,566)	(1,045,905)
Transfers between subaccounts, net	(369,487)	(147,203)
Maintenance charges and mortality adjustments	(971,098)	(408,831)

Increase (decrease) in net assets from contract transactions	(1,944,692)	(1,290,312)

Total increase (decrease) in net assets	2,639,050	(674,512)

Net assets as of December 31, 2021	$ 28,242,916	$ 10,170,719

Investment income (loss):
Dividend distributions	179,113	-
Investment Expenses:
Mortality and expense risk and administrative charges	(84,428)	(20,776)

Net investment income (loss)	94,685	(20,776)

Increase (decrease) in net assets from operations:
Capital gain distributions	3,542,550	3,534,682
Realized capital gain (loss) on investments	(66,763)	(46,867)
Change in unrealized appreciation (depreciation)	(13,089,513)	(7,009,502)

Net gain (loss) on investments	(9,613,726)	(3,521,687)

Net increase (decrease) in net assets from operations	(9,519,041)	(3,542,463)

Contract owner transactions:
Deposits	665,025	196,995
Terminations, withdrawals and annuity payments	(657,046)	(221,770)
Transfers between subaccounts, net	256,252	121,478
Maintenance charges and mortality adjustments	(915,348)	(347,198)

Increase (decrease) in net assets from contract transactions	(651,117)	(250,495)

Total increase (decrease) in net assets	(10,170,158)	(3,792,958)

Net assets as of December 31, 2022	$ 18,072,758	$ 6,377,761

The accompanying notes are an integral part of these financial statements.

26

Nassau Life Variable Universal Life Account

Notes to Financial Statements

December 31, 2022

Note 1. Organization

The Nassau Life Variable Universal Life Account (the “Separate Account”) is a separate account of Nassau Life Insurance Company (“NNY”, the Company, “we” or “us”). NNY, domiciled in the State of New York, is a wholly-owned subsidiary of the Nassau Companies of New York (“NCNY” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended and was established on June 17, 1985. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount	Share Class

Alger Capital Appreciation Portfolio	Class I-2
AMT Sustainable Equity Portfolio	Class S
Calvert VP S&P MidCap 400 Index Portfolio	Class I
DWS Equity 500 Index VIP	Class A
DWS Small Cap Index VIP	Class A
Federated Hermes Fund for U.S. Government Securities II	Primary
Federated Hermes Government Money Fund II	Service
Federated Hermes High Income Bond Fund II	Primary
Fidelity® VIP Contrafund® Portfolio	Service Class
Fidelity® VIP Growth Opportunities Portfolio	Service Class
Fidelity® VIP Growth Portfolio	Service Class
Fidelity® VIP Investment Grade Bond Portfolio	Service Class
Franklin Income VIP Fund	Class 2
Franklin Mutual Shares VIP Fund	Class 2
Goldman Sachs VIT Government Money Market	Institution
Guggenheim VT Long Short Equity Fund	-
Invesco V.I. American Franchise Fund	Series I
Invesco V.I. Capital Appreciation Fund	Series II
Invesco V.I. Core Equity Fund	Series I
Invesco V.I. Equity and Income Fund	Series II
Invesco V.I. Global Fund	Series II
Invesco V.I. Main Street Mid Cap Fund®	Series I
Invesco V.I. Main Street Small Cap Fund®	Series II
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Service
Lord Abbett Series Fund Bond Debenture Portfolio	Class VC
Lord Abbett Series Fund Growth and Income Portfolio	Class VC
Lord Abbett Series Fund Mid Cap Stock Portfolio	Class VC
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Class II
Morningstar Balanced ETF Asset Allocation Portfolio	Class II
Morningstar Growth ETF Asset Allocation Portfolio	Class II
Morningstar Income and Growth ETF Asset Allocation Portfolio	Class II
Neuberger Berman AMT Mid Cap Growth Portfolio	S Class
PIMCO CommodityReal Return® Strategy Portfolio	Advisor Class
PIMCO Real Return Portfolio	Advisor Class
PIMCO Total Return Portfolio	Advisor Class

27

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 1. Organization (continued)

Subaccount	Share Class

Rydex VT Inverse Government Long Bond Strategy Fund	-
Rydex VT Nova Fund	-
SA AB Growth Portfolio	-
SAST Capital Appreciation Portfolio	Class 1
SAST Government & Quality Bond Portfolio	Class 1
SAST Strategic Multi-Asset Income Portfolio	Class 1
Templeton Developing Markets VIP Fund	Class 2
Templeton Foreign VIP Fund	Class 2
Templeton Growth VIP Fund	Class 2
TVST Touchstone Balanced Fund	-
TVST Touchstone Bond Fund	-
TVST Touchstone Common Stock Fund	-
TVST Touchstone Small Company Fund	-
Virtus Duff & Phelps Real Estate Securities Series	Class A
Virtus KAR Capital Growth Series	Class A
Virtus KAR Enhanced Core Equity Series	Class A
Virtus KAR Small-Cap Growth Series	Class A
Virtus KAR Small-Cap Value Series	Class A
Virtus Newfleet Multi-Sector Intermediate Bond Series	Class A
Virtus SGA International Growth Series	Class A
Virtus Strategic Allocation Series	Class A
Wanger Acorn	-
Wanger International	-
Wanger Select	-

Fifty-nine subaccounts are currently offered by the Separate Account, all of which had activity.

Additionally, contract owners may direct the allocation of their premium payments and contract value between the Separate Account and the Guaranteed Interest Account (“GIA”).

NNY and the Separate Account are subject to regulation by the New York Department of Financial Services and the U.S. Securities and Exchange Commission ( SEC ). The assets and liabilities of the Separate Account are clearly identified and distinguished from NNY’s other asset and liabilities. Premium payments and contract value allocated by a contract owner to the GIA are not legally insulated and are subject to claims against NNY’s general account assets.

Note 2. Additions, Mergers, Liquidations and Name Changes

A. Additions

There were no fund additions in 2021 or 2022.

B. Mergers

There were no fund mergers in 2021 or 2022.

28

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 2. Additions, Mergers, Liquidations and Name Changes (continued)

C. Liquidations

There were no fund liquidations in 2021 or 2022.

D. Name Changes

During the last two years the following subaccount name changes were made effective:

Date	New Name	Old Name

April 30, 2021	Invesco V.I. Capital Appreciation Fund	Invesco Oppenheimer V.I. Capital Appreciation Fund
April 30, 2021	Invesco V.I. Global Fund	Invesco Oppenheimer V.I. Global Fund
April 30, 2021	Invesco V.I. Main Street Mid Cap Fund®	Invesco V.I. Mid Cap Core Equity Fund
April 30, 2021	Invesco V.I. Main Street Small Cap Fund®	Invesco Oppenheimer V.I. Main Street Small Cap Fund®
November 8, 2021	SAST Capital Appreciation Portfolio	SA Wellington Capital Appreciation Portfolio
November 8, 2021	SAST Government & Quality Bond Portfolio	SA Wellington Government & Quality Bond Portfolio
November 8, 2021	SAST Strategic Multi-Asset Income Portfolio	SA Wellington Strategic Multi-Asset Portfolio
May 2, 2022	Wanger Acorn	Wanger USA

Note 3. Significant Accounting Policies

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holder’s investments in the funds and the amounts reported in the statements of net assets. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Separate Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

29

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of NNY, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, NNY does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. NNY will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including matters related to or impacted by the COVID-19 pandemic, such as possibility for elevated mortality and investment market volatility.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Separate Account invests in shares of open-end mutual funds, which process contract holders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs). The fair value of the Separate Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.

• Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.

Investments in Fund shares are valued using the reported net asset value of the respective Funds at the end of each New York Stock Exchange business day, as determined by the respective Funds. Investments held by the

30

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2022.

The Separate Account had no financial liabilities as of December 31, 2022.

Note 4. Purchases and Proceeds from Sales of Investments

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2022, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales

Alger Capital Appreciation Portfolio	$ 673,676	$ 605,478
AMT Sustainable Equity Portfolio	1,800,581	1,577,561
Calvert VP S&P MidCap 400 Index Portfolio	575,275	266,645
DWS Equity 500 Index VIP	3,578,949	3,273,183
DWS Small Cap Index VIP	349,591	76,103
Federated Hermes Fund for U.S. Government Securities II	1,128,685	1,762,468
Federated Hermes Government Money Fund II	3,724,664	4,896,403
Federated Hermes High Income Bond Fund II	541,305	880,600
Fidelity® VIP Contrafund® Portfolio	3,459,873	3,717,090
Fidelity® VIP Growth Opportunities Portfolio	6,277,184	4,027,016
Fidelity® VIP Growth Portfolio	1,806,779	1,494,947
Fidelity® VIP Investment Grade Bond Portfolio	1,637,452	1,407,594
Franklin Income VIP Fund	586,122	642,706
Franklin Mutual Shares VIP Fund	2,126,407	1,461,260
Goldman Sachs VIT Government Money Market	10,156	8,227
Guggenheim VT Long Short Equity Fund	7,414	26,442
Invesco V.I. American Franchise Fund	2,386,563	544,288
Invesco V.I. Capital Appreciation Fund (a)	494,495	186,977
Invesco V.I. Core Equity Fund	250,499	101,156
Invesco V.I. Equity and Income Fund	586,674	484,640
Invesco V.I. Global Fund (a)	669,037	427,226
Invesco V.I. Main Street Mid Cap Fund® (a)	453,321	200,341
Invesco V.I. Main Street Small Cap Fund® (a)	1,557,462	1,285,095
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	236,200	104,609
Lord Abbett Series Fund Bond Debenture Portfolio	353,594	639,761
Lord Abbett Series Fund Growth and Income Portfolio	3,322,786	3,097,363
Lord Abbett Series Fund Mid Cap Stock Portfolio	601,416	591,374
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	644,721	586,095
Morningstar Balanced ETF Asset Allocation Portfolio	2,324,466	812,996
Morningstar Growth ETF Asset Allocation Portfolio	1,735,530	2,532,493
Morningstar Income and Growth ETF Asset Allocation Portfolio	386,114	673,485
Neuberger Berman AMT Mid Cap Growth Portfolio	337,170	210,018
PIMCO CommodityReal Return® Strategy Portfolio	1,349,384	1,164,399
PIMCO Real Return Portfolio	231,433	246,530
PIMCO Total Return Portfolio	899,684	960,649
Rydex VT Inverse Government Long Bond Strategy Fund	23,705	23,922

(a) Name change. See Note 2.

31

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments (continued)

Subaccount	Cost of Purchases	Proceeds from Sales

Rydex VT Nova Fund	$ 88,638	$ 57,493
SA AB Growth Portfolio	463,658	51,160
SAST Capital Appreciation Portfolio (a)	1,190,177	172,081
SAST Government & Quality Bond Portfolio (a)	16,110	7,529
SAST Strategic Multi-Asset Income Portfolio (a)	88,173	16,530
Templeton Developing Markets VIP Fund	653,800	424,584
Templeton Foreign VIP Fund	590,614	844,464
Templeton Growth VIP Fund	405,569	728,481
TVST Touchstone Balanced Fund	397,695	131,168
TVST Touchstone Bond Fund	319,381	283,936
TVST Touchstone Common Stock Fund	2,199,816	1,764,068
TVST Touchstone Small Company Fund	1,000,239	539,275
Virtus Duff & Phelps Real Estate Securities Series	1,700,730	2,189,046
Virtus KAR Capital Growth Series	23,082,456	12,170,872
Virtus KAR Enhanced Core Equity Series	4,977,721	4,417,274
Virtus KAR Small-Cap Growth Series	5,371,752	5,224,465
Virtus KAR Small-Cap Value Series	3,574,935	2,990,297
Virtus Newfleet Multi-Sector Intermediate Bond Series	2,121,552	3,082,871
Virtus SGA International Growth Series	3,732,045	3,859,150
Virtus Strategic Allocation Series	2,951,968	3,169,508
Wanger Acorn (a)	12,988,345	3,384,183
Wanger International	4,758,499	1,772,381
Wanger Select	3,875,968	612,558

(a) Name change. See Note 2.

Note 5. Related Party Transactions and Charges and Deductions

Related Party Transactions

NNY and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. NNY is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.

Charges and Deductions

NNY makes deductions from the contract to compensate for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits.

Certain charges are deducted from the contracts as a daily reduction in Unit Value. The charges are included in a separate line item entitled “Mortality and expense risk and administrative charges” in the accompanying statement of operations and changes in net assets. Other periodic charges are taken out as a transaction on a monthly basis. Those charges appear on the statement of operations and changes in net assets on line “Maintenance charges and mortality adjustments”. The contract charges are described below:

A. Contract Maintenance Charges

The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate NLA for certain costs associated with maintenance. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:

32

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions (continued)

Administration Charge – In accordance with terms of the contracts, NNY makes deductions for administrative charges. These charges are typically a flat dollar amount, but could also vary by face amount of coverage. Below is a table that summarizes the guaranteed maximum monthly deduction for the various plans offered by NNY:

Plan	Admin Charge
Corporate Edge	$10
Estate Edge	$20 (face amounts up to $400,000)
$0.05 per $1000 of face amount (face amounts of $400,001 to $1,600,000)
$80 (face amounts of greater than $1,600,000)
Estate Strategies	$7.50 plus $0.02 per $1,000 of face amount
Executive Benefit VUL	$10
ICAP+* (Policy years 1-8)	.55% of the daily net asset value of the subaccount on annual basis
ICAP+* (Policy years 8+)	.20% of the daily net asset value of the subaccount on annual basis
Joint Edge	$10
Phoenix Benefit Choice VUL	$7
Phoenix Executive VUL (08XVUL)	$20
Phoenix Executive VUL (V614)	$10
Flex Edge Success	$10
Flex Edge	$10
Individual Edge	$10
Phoenix Joint Edge VUL	$10
RSVP Variable Life	$5
The Phoenix Edge	$10
The Phoenix Edge SPVL	None

* ICAP maximum is on an annual basis

Contract Surrender Charge – In accordance with terms of the contracts, NCNY charges a deduction for surrender charges at the rates and schedules below. Because a contract’s value and duration may vary, the surrender charge may also vary.

33

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions (continued)

Plan	Surrender Charge
Corporate Edge	None
Estate Edge	9 year schedule – level for 6 years then decreasing to zero by year 10
Estate Strategies	5 year schedule – decreasing to zero by year 6
Executive Benefit VUL	None
ICAP +	Contingent Deferred Sales Charge - 8 year period, decreasing to zero in year 9
Joint Edge	10 year schedule – level for 5 years then decreasing to zero by year 11
Phoenix Benefit Choice VUL	10 year schedule for base policy, 15 year schedule for level term rider
Phoenix Executive VUL (08XVUL)	None
Phoenix Executive VUL (V614)	None
Flex Edge Success	10 year schedule – level for 5 years then decreasing to zero by year 11
Flex Edge	10 year schedule – level for 5 years then decreasing to zero by year 11
Individual Edge	10 year schedule – level for 5 years then decreasing to zero by year 11
Phoenix Joint Edge VUL	10 year schedule
RSVP Variable Life	10 year period, level for 6 years and decreasing to zero by year 11
The Phoenix Edge	None, other than any unpaid policy charges in years 1-10
The Phoenix Edge SPVL	9 years, decreasing %, decreases to 0% in year 10

Cost of Insurance Charge – In accordance with terms of the contracts, NNY makes monthly deductions for costs of insurance to cover NNY’s anticipated mortality costs. Because a contract value and death benefit may vary from month to month, the cost of insurance charge may also vary.

Monthly Mortality and Expense Risk Charge (“M&E” Fees) – The mortality and expense risk charge is typically deducted daily from contract value allocated to the variable subaccounts, however, certain products assess the M&E Fees monthly. In accordance with terms of the contracts, Nassau will make either monthly or daily deductions.

All of the above expenses are reflected as redemption of units, and are included in a separate line item entitled “Maintenance charges and mortality adjustments” in the accompanying statements of changes in net assets.

B. Optional Rider and Benefit Charges

NNY may deduct other charges and fees based on the selection of Other Optional Contract Riders and Benefits. These expenses are included in a separate line item entitled “Terminations, withdrawals and annuity payments” in the accompanying statements of changes in net assets. This expense is reflected as redemption of units.

C. Daily M&E and Administrative Fees

As mentioned above, the M&E is typically deducted daily from contract value allocated to the variable subaccounts. These expenses are included in a separate line item entitled “Mortality and expense risk and administrative charges” in the accompanying statements of operations. This expense is reflected as a daily reduction of unit values.

Below is a table that summarizes the guaranteed maximum annual equivalent M&E Fees deductions for the various plans offered by NNY:

34

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions (continued)

	Annual M&E Factor
Plan	Assessed Daily	Assessed Monthly
Corporate Edge and Phoenix Executive VUL		0.90%
Estate Edge (Years 1-15)	0.80%
Estate Edge (Years 16+)	0.25%
Estate Strategies	0.40%
Executive Benefit VUL		0.90%
Flex Edge (Years 1-15)	0.80%
Flex Edge (Years 16+)	0.25%
Flex Edge Success (Years 1-15)	0.80%
Flex Edge Success (Years 16+)	0.25%
ICAP+ (Years 1-8)	0.60%
ICAP+ (Years 8+)	0.25%
Individual Edge (Year 1-15)	0.80%
Individual Edge (Years 16+)	0.25%
Joint Edge (Year 1-15)	0.80%
Joint Edge (Years 16+)	0.25%
Phoenix Benefit Choice VUL (Years 1-20)		0.50%
Phoenix Benefit Choice VUL (Years 21+)		0.25%
Phoenix Express VUL	0.48%
Phoenix Joint Edge VUL (Years 1-20)		0.50%
Phoenix Joint Edge VUL (Years 21+)		0.25%
RSVP Variable Life	0.60%
The Phoenix Edge	0.50%
The Phoenix Edge – SPVL		0.80%

D. Other Charges

NNY may deduct other charges depending on the policy terms.

35

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2022 and 2021, were as follows:

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Alger Capital Appreciation Portfolio	23,396	(144,764)	(121,368)	35,980	(218,499)	(182,519)
AMT Sustainable Equity Portfolio	1,114,274	(1,177,172)	(62,898)	329,089	(350,624)	(21,535)
Calvert VP S&P MidCap 400 Index Portfolio	56,975	(120,380)	(63,405)	137,172	(174,285)	(37,113)
DWS Equity 500 Index VIP	278,696	(651,095)	(372,399)	803,335	(1,043,827)	(240,492)
DWS Small Cap Index VIP	25,590	(23,687)	1,903	99,007	(77,643)	21,364
Federated Hermes Fund for U.S. Government Securities II	490,604	(938,412)	(447,808)	1,395,637	(1,667,521)	(271,884)
Federated Hermes Government Money Fund II	3,570,192	(4,898,595)	(1,328,403)	5,087,851	(6,915,265)	(1,827,414)
Federated Hermes High Income Bond Fund II	103,029	(284,893)	(181,864)	238,118	(251,466)	(13,348)
Fidelity® VIP Contrafund® Portfolio	287,069	(715,839)	(428,770)	445,018	(1,190,233)	(745,215)
Fidelity® VIP Growth Opportunities Portfolio	767,628	(909,628)	(142,000)	631,451	(898,959)	(267,508)
Fidelity® VIP Growth Portfolio	137,127	(405,399)	(268,272)	274,594	(628,785)	(354,191)
Fidelity® VIP Investment Grade Bond Portfolio	656,375	(888,427)	(232,052)	855,378	(1,075,956)	(220,578)
Franklin Income VIP Fund	153,928	(280,052)	(126,124)	159,059	(332,928)	(173,869)
Franklin Mutual Shares VIP Fund	149,915	(391,304)	(241,389)	310,493	(563,805)	(253,312)
Goldman Sachs VIT Government Money Market	139	(5,308)	(5,169)	2,142	(267,587)	(265,445)
Guggenheim VT Long Short Equity Fund	3,143	(12,466)	(9,323)	4,217	(8,072)	(3,855)
Invesco V.I. American Franchise Fund	80,520	(161,840)	(81,320)	493,757	(557,440)	(63,683)
Invesco V.I. Capital Appreciation Fund (a)	34,353	(56,248)	(21,895)	33,552	(31,303)	2,249
Invesco V.I. Core Equity Fund	12,340	(32,893)	(20,553)	19,881	(39,009)	(19,128)
Invesco V.I. Equity and Income Fund	86,971	(172,564)	(85,593)	114,848	(163,386)	(48,538)
Invesco V.I. Global Fund (a)	113,769	(165,215)	(51,446)	172,461	(134,696)	37,765
Invesco V.I. Main Street Mid Cap Fund® (a)	14,190	(63,986)	(49,796)	23,807	(47,882)	(24,075)
Invesco V.I. Main Street Small Cap Fund® (a)	355,502	(428,692)	(73,190)	175,178	(253,111)	(77,933)
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	10,129	(31,228)	(21,099)	11,147	(22,115)	(10,968)

(a) Name change. See Note 2.

36

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions (continued)

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Lord Abbett Series Fund Bond Debenture Portfolio	96,147	(260,536)	(164,389)	147,506	(115,034)	32,472
Lord Abbett Series Fund Growth and Income Portfolio	765,802	(1,107,673)	(341,871)	735,252	(1,099,954)	(364,702)
Lord Abbett Series Fund Mid Cap Stock Portfolio	126,166	(225,249)	(99,083)	202,068	(257,311)	(55,243)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	233,421	(261,250)	(27,829)	387,663	(429,546)	(41,883)
Morningstar Balanced ETF Asset Allocation Portfolio	862,330	(438,262)	424,068	1,215,357	(611,852)	603,505
Morningstar Growth ETF Asset Allocation Portfolio	699,645	(1,221,298)	(521,653)	451,382	(583,203)	(131,821)
Morningstar Income and Growth ETF Asset Allocation Portfolio	197,409	(434,715)	(237,306)	279,981	(195,933)	84,048
Neuberger Berman AMT Mid Cap Growth Portfolio	66,964	(108,017)	(41,053)	158,023	(116,044)	41,979
PIMCO CommodityReal Return® Strategy Portfolio	950,581	(1,251,918)	(301,337)	418,682	(585,627)	(166,945)
PIMCO Real Return Portfolio	71,486	(141,741)	(70,255)	200,275	(171,378)	28,897
PIMCO Total Return Portfolio	453,521	(547,356)	(93,835)	629,383	(590,185)	39,198
Rydex VT Inverse Government Long Bond Strategy Fund	87,474	(86,058)	1,416	11,497	(7,658)	3,839
Rydex VT Nova Fund	8,196	(9,166)	(970)	989	(1,634)	(645)
SA AB Growth Portfolio	1,600	(22,664)	(21,064)	7,408	(158,641)	(151,233)
SAST Capital Appreciation Portfolio (a)	2	(311)	(309)	17	(222)	(205)
SAST Government & Quality Bond Portfolio (a)	156	(105)	51	245	(266)	(21)
SAST Strategic Multi-Asset Income Portfolio (a)	10	(128)	(118)	51	(3,157)	(3,106)
Templeton Developing Markets VIP Fund	87,735	(113,671)	(25,936)	165,279	(146,769)	18,510
Templeton Foreign VIP Fund	217,101	(450,033)	(232,932)	700,525	(816,178)	(115,653)
Templeton Growth VIP Fund	156,753	(269,903)	(113,150)	204,266	(329,408)	(125,142)
TVST Touchstone Balanced Fund	14,901	(48,462)	(33,561)	34,649	(176,704)	(142,055)
TVST Touchstone Bond Fund	183,337	(195,008)	(11,671)	315,327	(158,177)	157,150
TVST Touchstone Common Stock Fund	345,918	(504,240)	(158,322)	148,373	(318,233)	(169,860)

(a) Name change. See Note 2.

37

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions (continued)

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

TVST Touchstone Small Company Fund	55,164	(160,964)	(105,800)	55,950	(153,463)	(97,513)
Virtus Duff & Phelps Real Estate Securities Series	92,412	(174,119)	(81,707)	153,101	(273,962)	(120,861)
Virtus KAR Capital Growth Series	219,192	(972,632)	(753,440)	439,109	(1,400,908)	(961,799)
Virtus KAR Enhanced Core Equity Series	452,678	(1,162,452)	(709,774)	1,105,746	(2,398,349)	(1,292,603)
Virtus KAR Small-Cap Growth Series	69,904	(473,990)	(404,086)	239,504	(721,486)	(481,982)
Virtus KAR Small-Cap Value Series	302,058	(487,098)	(185,040)	549,680	(1,010,417)	(460,737)
Virtus Newfleet Multi-Sector Intermediate Bond Series	227,626	(558,996)	(331,370)	422,522	(647,918)	(225,396)
Virtus SGA International Growth Series	659,722	(843,377)	(183,655)	807,262	(1,113,035)	(305,773)
Virtus Strategic Allocation Series	66,528	(301,017)	(234,489)	115,879	(290,371)	(174,492)
Wanger Acorn (a)	100,798	(403,269)	(302,471)	142,919	(570,166)	(427,247)
Wanger International	165,868	(255,940)	(90,072)	175,867	(391,848)	(215,981)
Wanger Select	57,996	(99,459)	(41,463)	74,543	(236,503)	(161,960)

(a) Name change. See Note 2.

38

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights

The Separate Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s subaccount balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Separate Account as contract owners may not have selected all available and applicable contract options as discussed in Note 5.

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total return ratios for each of the five years in the period ended December 31, 2022, were as follows:

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Alger Capital Appreciation Portfolio
2022	1,877,734	3.24	5.23	6,493,579	-	-	0.80	(37.09)	(36.53)
2021	1,999,102	5.15	8.24	10,940,267	-	-	0.80	18.17	19.13
2020	2,181,621	4.36	6.92	10,041,639	-	-	0.80	40.62	41.75
2019	2,400,180	3.10	4.88	7,826,137	-	-	0.80	32.51	33.58
2018‡	2,633,267	2.34	3.51	6,445,797	0.08	-	0.80	(0.91)	(0.10)
AMT Sustainable Equity Portfolio
2022	2,843,615	1.27	1.31	3,672,665	0.13	-	0.80	(19.62)	(18.63)
2021	2,906,513	1.58	1.61	4,611,209	0.18	-	0.80	22.18	23.16
2020	2,928,048	1.29	1.31	3,794,895	0.38	-	0.80	18.32	19.28
2019	3,206,274	1.09	1.10	3,507,131	0.29	-	0.80	9.24	9.86
Calvert VP S&P MidCap 400 Index Portfolio
2022	908,126	3.31	3.73	3,134,612	0.92	-	0.80	(14.03)	(13.26)
2021	971,531	3.85	4.30	3,881,518	0.84	-	0.80	23.42	24.41
2020	1,008,644	3.12	3.46	3,254,649	1.24	-	0.80	12.42	13.32
2019	1,159,978	2.77	3.05	3,326,171	1.17	-	0.80	24.82	25.83
2018‡	1,188,847	2.22	2.42	2,718,790	1.15	-	0.80	(12.05)	(11.33)
DWS Equity 500 Index VIP
2022	6,551,175	4.30	5.10	29,854,487	1.25	-	0.80	(19.02)	(18.27)
2021	6,923,574	5.31	6.24	38,759,585	1.45	-	0.80	27.37	28.40
2020	7,164,066	4.17	4.86	31,266,479	1.65	-	0.80	17.15	18.10
2019	7,634,514	3.56	4.12	28,302,810	2.19	-	0.80	30.14	31.19
2018	9,998,988	2.73	3.14	28,939,784	1.69	-	0.80	(5.42)	(4.65)

39

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

DWS Small Cap Index VIP
2022	503,297	2.70	3.05	1,431,978	0.91	-	0.80	(21.51)	(20.57)
2021	501,394	3.44	3.84	1,804,126	0.82	-	0.80	13.59	14.50
2020	480,030	3.02	3.35	1,513,349	1.07	-	0.80	18.48	19.43
2019	487,555	2.55	2.81	1,294,746	1.09	-	0.80	24.22	25.22
2018‡	523,292	2.06	2.24	1,112,645	0.96	-	0.80	(11.94)	(11.23)
Federated Hermes Fund for U.S. Government Securities II
2022	6,616,333	1.66	1.84	11,687,326	1.89	-	0.80	(13.09)	(12.80)
2021	7,064,141	1.91	2.11	14,298,930	2.02	-	0.80	(2.83)	(2.04)
2020	7,336,025	1.97	2.15	15,144,591	2.50	-	0.80	4.37	5.21
2019	7,297,477	1.89	2.05	14,341,116	2.39	-	0.80	5.05	5.90
2018	7,491,547	1.80	1.93	13,937,503	2.44	-	0.80	(0.35)	0.45
Federated Hermes Government Money Fund II
2022	18,167,286	0.94	1.05	18,133,516	1.12	-	0.80	-	1.94
2021	19,495,689	0.94	1.03	19,305,255	0.00	-	0.80	(0.80)	-
2020	21,323,103	0.95	1.03	21,129,047	0.19	-	0.80	(0.60)	0.20
2019	20,268,552	0.95	1.03	20,146,538	1.64	-	0.80	0.83	1.64
2018	23,048,261	0.95	1.02	22,601,531	1.24	-	0.80	0.43	1.25
Federated Hermes High Income Bond Fund II
2022	1,216,322	2.74	3.57	3,573,008	5.78	-	0.80	(12.46)	(11.63)
2021	1,398,186	3.13	4.04	4,691,269	4.79	-	0.80	4.01	4.85
2020	1,411,534	3.01	3.86	4,527,464	6.04	-	0.80	4.74	5.59
2019	1,656,717	2.87	3.65	5,032,547	6.06	-	0.80	13.63	14.54
2018	1,910,120	2.53	3.19	5,067,294	8.10	-	0.80	(4.06)	(3.29)
Fidelity® VIP Contrafund® Portfolio
2022	7,886,397	4.26	6.06	35,652,011	0.40	-	0.80	(26.93)	(26.46)
2021	8,315,167	5.83	8.24	51,244,258	0.05	-	0.80	26.69	27.71
2020	9,060,382	4.53	6.45	43,897,464	0.15	-	0.80	29.39	30.43
2019	9,899,030	3.50	4.95	36,920,796	0.35	-	0.80	30.40	31.45
2018	11,398,880	2.69	3.76	32,419,834	0.60	-	0.80	(7.24)	(6.49)

40

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Fidelity® VIP Growth Opportunities Portfolio
2022	3,311,680	3.74	5.81	13,069,848	-	-	0.80	(38.69)	(38.19)
2021	3,453,680	6.10	9.40	21,908,328	-	-	0.80	10.93	11.83
2020	3,721,188	5.49	8.41	21,118,770	0.01	-	0.80	67.15	68.49
2019	4,116,730	3.29	4.99	13,935,781	0.06	-	0.80	39.57	40.70
2018	4,188,787	2.36	3.55	10,156,706	0.11	-	0.80	11.44	12.35
Fidelity® VIP Growth Portfolio
2022	4,601,880	3.07	4.14	14,918,088	0.51	-	0.80	(24.94)	(24.59)
2021	4,870,152	4.09	5.49	20,981,171	-	-	0.80	22.10	23.08
2020	5,224,343	3.27	4.46	18,337,792	0.06	-	0.80	42.60	43.75
2019	5,564,112	2.29	3.10	13,633,645	0.16	-	0.80	33.11	34.18
2018	6,066,550	1.72	2.31	11,109,166	0.15	-	0.80	(1.08)	(0.27)
Fidelity® VIP Investment Grade Bond Portfolio
2022	4,920,812	1.45	1.65	7,706,112	2.26	-	0.80	(13.69)	(12.70)
2021	5,152,864	1.68	1.89	9,265,052	1.94	-	0.80	(1.52)	(0.72)
2020	5,373,442	1.70	1.91	9,765,098	2.15	-	0.80	8.38	9.26
2019	5,111,839	1.57	1.74	8,532,446	2.55	-	0.80	8.70	9.58
2018‡	5,581,454	1.45	1.59	8,553,415	2.45	-	0.80	(1.43)	(0.63)
Franklin Income VIP Fund
2022	1,535,773	2.15	2.46	3,475,310	4.79	-	0.80	(6.52)	(5.75)
2021	1,661,897	2.30	2.61	3,978,978	4.71	-	0.80	15.82	16.75
2020	1,835,766	1.98	2.23	3,777,174	5.83	-	0.80	(0.11)	0.69
2019	2,090,006	1.99	2.22	4,277,298	5.38	-	0.80	15.13	16.06
2018	2,097,789	1.73	1.91	3,706,771	4.78	-	0.80	(5.07)	(4.30)
Franklin Mutual Shares VIP Fund
2022	3,285,069	3.47	3.27	11,799,510	1.84	-	0.80	(8.20)	(7.37)
2021	3,526,458	3.78	3.53	13,727,383	2.87	-	0.80	18.21	19.17
2020	3,779,770	3.20	2.96	12,376,831	2.80	-	0.80	(5.80)	(5.04)
2019	4,054,274	3.40	3.12	14,013,957	1.83	-	0.80	21.59	22.57
2018	4,508,629	2.79	2.54	12,751,054	2.36	-	0.80	(9.80)	(9.07)

41

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Goldman Sachs VIT Government Money Market
2022	642,284	1.00	1.01	645,618	1.56	0.45	0.60	1.01	2.02
2021	647,453	0.99	0.99	639,835	0.01	0.45	0.60	(0.59)	(0.44)
2020‡	912,898	1.00	1.00	911,784	0.29	0.45	0.60	(0.11)	(0.25)
Guggenheim VT Long Short Equity Fund
2022	57,199	2.02	2.36	121,235	0.49	-	0.80	(15.13)	(14.49)
2021	66,522	2.38	2.76	165,192	0.67	-	0.80	22.81	23.80
2020	70,377	1.94	2.23	141,605	0.86	-	0.80	4.09	4.93
2019	70,924	1.86	2.13	136,392	0.57	-	0.80	4.69	5.54
2018	83,394	1.78	2.01	152,740	-	-	0.80	(13.64)	(12.94)
Invesco V.I. American Franchise Fund
2022	2,437,506	2.72	2.96	6,992,269	-	-	0.80	(31.66)	(31.16)
2021	2,518,826	3.98	4.30	10,510,611	-	-	0.80	11.03	11.93
2020	2,582,509	3.58	3.84	9,601,927	0.07	-	0.80	41.22	42.35
2019	2,731,034	2.54	2.70	7,128,560	-	-	0.80	35.66	36.76
2018	2,894,110	1.87	1.97	5,528,273	-	-	0.80	(4.40)	(3.62)
Invesco V.I. Capital Appreciation Fund (a)
2022	319,708	2.73	3.13	920,834	-	-	0.80	(31.58)	(30.91)
2021	341,603	3.99	4.53	1,427,864	-	-	0.80	21.30	22.28
2020	339,354	3.29	3.70	1,163,970	-	-	0.80	35.15	36.24
2019	475,183	2.43	2.72	1,216,876	-	-	0.80	34.76	35.85
2018	517,212	1.81	2.00	979,424	-	-	0.80	(6.71)	(5.96)
Invesco V.I. Core Equity Fund
2022	435,291	2.57	2.94	1,198,530	0.92	-	0.80	(21.17)	(20.54)
2021	455,844	3.26	3.70	1,582,463	0.67	-	0.80	26.72	27.74
2020	474,972	2.57	2.90	1,294,613	1.35	-	0.80	12.94	13.85
2019	504,106	2.28	2.54	1,203,766	0.91	-	0.80	27.93	28.96
2018‡	556,230	1.78	1.97	1,026,509	0.80	-	0.80	(10.12)	(9.39)

    (a) Name change. See Note 2.

42

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. Equity and Income Fund
2022	855,130	2.51	2.87	2,267,782	1.42	-	0.80	(8.73)	(7.72)
2021	940,723	2.75	3.11	2,716,037	1.63	-	0.80	17.40	18.35
2020	989,261	2.34	2.63	2,426,437	2.23	-	0.80	8.77	9.65
2019	1,165,182	2.15	2.40	2,603,734	2.32	-	0.80	19.05	20.01
2018	1,101,261	1.81	2.00	2,057,727	1.98	-	0.80	(10.45)	(9.73)
Invesco V.I. Global Fund (a)
2022	831,331	2.20	2.52	1,921,127	-	-	0.80	(32.52)	(31.89)
2021	882,777	3.26	3.70	3,023,404	-	-	0.80	14.25	15.17
2020	845,012	2.85	3.21	2,521,345	0.43	-	0.80	26.32	27.34
2019	983,811	2.26	2.52	2,311,209	0.64	-	0.80	30.40	31.45
2018‡	1,022,423	1.73	1.92	1,829,781	0.75	-	0.80	(14.09)	(13.39)
Invesco V.I. Main Street Mid Cap Fund® (a)
2022	630,069	2.75	3.18	1,833,610	0.35	-	0.80	(14.86)	(14.29)
2021	679,865	3.23	3.71	2,315,951	0.45	-	0.80	22.26	23.24
2020	703,940	2.64	3.01	1,952,493	0.69	-	0.80	8.37	9.25
2019	853,059	2.44	2.75	2,152,117	0.50	-	0.80	24.28	25.28
2018	912,328	1.96	2.20	1,845,374	0.51	-	0.80	(12.06)	(11.35)
Invesco V.I. Main Street Small Cap Fund® (a)
2022	1,324,878	2.85	3.65	3,963,902	0.26	-	0.80	(16.91)	(16.09)
2021	1,398,068	3.43	4.35	4,933,620	0.18	-	0.80	21.28	22.26
2020	1,476,001	2.82	3.56	4,280,422	0.38	-	0.80	18.68	19.64
2019	1,500,689	2.38	2.97	3,652,765	-	-	0.80	25.12	26.13
2018	1,588,468	1.90	2.36	3,085,190	0.06	-	0.80	(11.26)	(10.54)

    (a) Name change. See Note 2.

43

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
2022	235,918	2.92	3.37	725,187	-	-	0.80	(16.33)	(15.54)
2021	257,017	3.49	3.99	939,675	0.05	-	0.80	18.91	19.87
2020	267,985	2.93	3.32	820,742	0.20	-	0.80	5.91	6.76
2019	288,203	2.77	3.11	824,271	-	-	0.80	28.89	29.93
2018	349,383	2.15	2.40	771,203	0.02	-	0.80	(13.94)	(13.24)
Lord Abbett Series Fund Bond Debenture Portfolio
2022	1,087,569	2.17	2.50	2,497,440	4.27	-	0.80	(13.55)	(12.89)
2021	1,251,958	2.51	2.87	3,308,356	3.08	-	0.80	2.45	3.28
2020	1,219,486	2.45	2.78	3,134,688	3.85	-	0.80	6.45	7.30
2019	1,315,609	2.30	2.59	3,154,330	3.81	-	0.80	12.45	13.35
2018	1,403,953	2.05	2.28	2,977,540	4.27	-	0.80	(4.79)	(4.02)
Lord Abbett Series Fund Growth and Income Portfolio
2022	4,799,283	2.65	3.06	13,500,260	1.32	-	0.80	(10.17)	(9.47)
2021	5,141,154	2.95	3.38	15,921,052	1.04	-	0.80	27.99	29.02
2020	5,505,856	2.31	2.62	13,204,748	1.73	-	0.80	1.88	2.70
2019	5,857,655	2.26	2.55	13,735,734	1.65	-	0.80	21.51	22.49
2018	5,978,160	1.86	2.08	11,461,905	1.42	-	0.80	(8.88)	(8.14)
Lord Abbett Series Fund Mid Cap Stock Portfolio
2022	1,633,944	2.40	2.77	4,123,226	0.79	-	0.80	(12.09)	(11.22)
2021	1,733,027	2.73	3.12	4,952,518	0.58	-	0.80	27.67	28.70
2020	1,788,270	2.14	2.42	3,991,216	1.09	-	0.80	1.68	2.50
2019	2,157,760	2.10	2.37	4,697,393	0.89	-	0.80	21.66	22.64
2018	2,302,900	1.73	1.93	4,101,427	0.65	-	0.80	(15.72)	(15.04)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio
2022	1,342,847	2.06	2.27	2,934,648	1.57	-	0.80	(13.81)	(13.36)
2021	1,370,676	2.39	2.62	3,436,114	1.11	-	0.80	17.39	18.33
2020	1,412,559	2.04	2.21	2,970,737	1.75	-	0.80	9.08	9.96
2019	1,631,806	1.87	2.01	3,134,876	1.57	-	0.80	21.19	22.17
2018	1,636,796	1.54	1.65	2,587,194	1.35	-	0.80	(10.06)	(9.33)

44

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Morningstar Balanced ETF Asset Allocation Portfolio
2022	6,088,272	1.65	1.82	10,597,611	1.73	-	0.80	(13.61)	(12.92)
2021	5,664,204	1.91	2.09	11,320,314	1.47	-	0.80	9.90	10.79
2020	5,060,699	1.74	1.89	9,123,754	2.05	-	0.80	8.25	9.12
2019	5,500,926	1.60	1.73	9,111,732	2.02	-	0.80	15.33	16.26
2018‡	5,636,858	1.39	1.49	8,064,332	2.12	-	0.80	(6.99)	(6.23)
Morningstar Growth ETF Asset Allocation Portfolio
2022	3,317,128	1.90	2.09	6,587,657	1.64	-	0.80	(13.64)	(13.28)
2021	3,838,781	2.20	2.41	8,759,131	1.23	-	0.80	13.97	14.88
2020	3,970,602	1.93	2.10	7,892,357	2.07	-	0.80	9.12	10.01
2019	4,203,144	1.77	1.91	7,646,779	1.76	-	0.80	18.81	19.77
2018	4,354,598	1.49	1.59	6,646,104	1.64	-	0.80	(8.78)	(8.04)
Morningstar Income and Growth ETF Asset Allocation Portfolio
2022	989,057	1.39	1.54	1,439,331	1.74	-	0.80	(13.66)	(12.50)
2021	1,226,363	1.61	1.76	2,033,550	1.49	-	0.80	5.62	6.47
2020	1,142,315	1.52	1.65	1,795,433	2.05	-	0.80	7.56	8.43
2019	1,359,016	1.41	1.52	1,972,469	2.04	-	0.80	12.00	12.90
2018	1,492,534	1.26	1.35	1,929,408	1.62	-	0.80	(5.02)	(4.25)
Neuberger Berman AMT Mid Cap Growth Portfolio
2022	538,883	1.65	1.75	908,211	-	-	0.80	(29.49)	(28.86)
2021	579,936	2.34	2.46	1,380,470	-	-	0.80	11.82	12.72
2020	537,957	2.09	2.18	1,141,290	-	-	0.80	38.59	39.71
2019	483,226	1.51	1.56	737,506	-	-	0.80	31.42	32.48
2018‡	369,992	1.15	1.18	428,449	-	-	0.80	(7.31)	(6.56)
PIMCO CommodityReal Return® Strategy Portfolio
2022	2,634,042	0.84	0.96	2,297,122	20.85	-	0.80	7.69	9.09
2021	2,935,379	0.78	0.88	2,340,515	4.11	-	0.80	32.05	33.11
2020	3,102,324	0.59	0.66	1,868,211	6.13	-	0.80	0.42	1.23
2019	2,981,382	0.59	0.66	1,787,778	4.35	-	0.80	10.46	11.35
2018‡	2,819,792	0.53	0.59	1,526,375	1.97	-	0.80	(14.89)	(14.20)

45

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PIMCO Real Return Portfolio
2022	877,053	1.54	1.76	1,427,200	6.92	-	0.80	(12.50)	(12.00)
2021	947,308	1.76	2.00	1,756,823	4.85	-	0.80	4.64	5.48
2020	918,411	1.69	1.70	1,623,245	1.33	-	0.80	10.71	11.60
2019	884,560	1.52	1.70	1,402,080	1.56	-	0.80	7.46	8.33
2018	969,944	1.42	1.57	1,424,387	2.29	-	0.80	(3.09)	(2.31)
PIMCO Total Return Portfolio
2022	2,924,525	1.57	1.79	4,836,407	2.51	-	0.80	(15.14)	(14.35)
2021	3,018,360	1.85	2.09	5,849,475	1.73	-	0.80	(2.15)	(1.36)
2020	2,979,162	1.89	2.12	5,877,677	2.03	-	0.80	7.67	8.54
2019	3,526,463	1.75	1.96	6,447,296	2.91	-	0.80	7.38	8.25
2018	3,677,315	1.63	1.81	6,234,714	2.45	-	0.80	(1.43)	(0.63)
Rydex VT Inverse Government Long Bond Strategy Fund
2022	84,770	0.30	0.35	26,842	-	-	0.80	50.00	45.83
2021	83,354	0.20	0.24	18,131	-	-	0.80	0.16	0.97
2020	79,515	0.20	0.24	17,211	0.29	-	0.80	(21.72)	(21.09)
2019	74,353	0.26	0.30	20,528	-	-	0.80	(13.98)	(13.29)
2018	75,707	0.30	0.34	24,188	-	-	0.80	2.95	3.79
Rydex VT Nova Fund
2022	35,602	5.57	5.94	201,140	0.42	0.25	0.80	(30.81)	(30.44)
2021	36,572	8.05	8.54	298,360	0.35	0.25	0.80	41.05	41.83
2020	37,217	5.70	6.02	215,045	0.86	0.25	0.80	19.07	19.73
2019	43,008	4.79	5.03	209,347	1.11	0.25	0.80	43.88	44.68
2018	44,456	3.33	3.47	149,950	0.18	0.25	0.80	(11.04)	(10.55)
SA AB Growth Portfolio
2022	1,776,460	1.48	1.49	2,651,937	-	0.45	0.60	(29.19)	(29.05)
2021	1,797,524	2.09	2.10	3,795,738	-	0.45	0.60	28.03	28.22
2020	1,948,757	1.63	1.64	3,192,773	-	0.45	0.60	34.80	35.01
2019	2,265,251	1.21	1.21	2,749,212	0.00	0.45	0.60	34.07	34.27
2018‡	2,530,012	0.85	0.99	2,288,332	-	0.45	0.60	(6.02)	(5.99)

46

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

SAST Capital Appreciation Portfolio (a)
2022	8,127	478.70	458.31	3,730,695	-	0.45	0.60	(36.72)	(36.62)
2021	8,436	756.49	723.17	6,089,808	-	0.45	0.60	4.99	5.15
2020	8,641	720.50	687.73	5,952,012	-	0.45	0.60	63.55	63.79
2019	9,720	440.55	419.88	4,087,224	-	0.45	0.60	30.38	30.58
2018	11,316	337.90	321.55	3,643,277	-	0.45	0.60	(1.35)	(1.20)
SAST Government & Quality Bond Portfolio (a)
2022	3,437	60.53	60.53	208,056	1.31	0.45	0.45	(13.80)	(13.80)
2021	3,386	70.22	70.22	238,190	1.65	0.45	0.45	(2.30)	(2.30)
2020‡	3,407	71.87	71.87	244,827	2.51	0.45	0.45	6.63	6.63
2019	3,633	67.40	67.40	244,856	2.51	0.45	0.45	6.84	6.84
2018‡	4,952	63.09	63.09	312,387	2.09	0.45	0.45	(0.41)	(0.41)
SAST Strategic Multi-Asset Income Portfolio (a)
2022	8,211	99.60	96.98	797,567	0.87	0.45	0.60	(17.50)	(17.37)
2021	8,329	120.72	117.37	981,774	0.28	0.45	0.60	7.01	7.17
2020‡	11,435	112.81	109.51	1,253,863	1.09	0.45	0.60	17.41	17.59
2019	11,660	96.08	93.13	1,087,381	0.08	0.45	0.60	18.37	18.54
2018	21,792	81.17	78.56	1,713,353	1.23	0.45	0.60	(8.04)	(7.90)
Templeton Developing Markets VIP Fund
2022	886,480	3.38	3.79	3,137,828	2.63	-	0.80	(22.65)	(21.86)
2021	912,416	4.37	4.85	4,158,910	0.87	-	0.80	(6.49)	(5.74)
2020	893,906	4.68	5.15	4,342,348	4.24	-	0.80	16.25	17.18
2019	1,046,580	4.02	4.39	4,353,367	0.99	-	0.80	25.68	26.70
2018‡	1,115,077	3.20	3.47	3,679,596	0.86	-	0.80	(16.47)	(15.79)

    (a) Name change. See Note 2.

47

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Templeton Foreign VIP Fund
2022	3,199,871	1.72	1.88	6,053,325	3.07	-	0.80	(8.51)	(7.84)
2021	3,432,803	1.88	2.04	7,047,913	1.88	-	0.80	3.33	4.16
2020	3,548,456	1.82	1.96	7,016,888	3.43	-	0.80	(1.95)	(1.16)
2019	3,899,789	1.86	1.98	7,813,363	1.73	-	0.80	11.63	12.53
2018	3,916,193	1.66	1.76	6,990,865	2.67	-	0.80	(16.12)	(15.44)
Templeton Growth VIP Fund
2022	2,110,427	2.58	2.29	5,626,174	0.16	-	0.80	(12.24)	(11.58)
2021	2,223,577	2.94	2.59	6,712,164	1.10	-	0.80	4.03	4.87
2020	2,348,719	2.82	2.47	6,777,989	3.04	-	0.80	4.95	5.80
2019	2,576,479	2.69	2.33	7,054,489	2.76	-	0.80	14.23	15.15
2018	2,844,580	2.35	2.02	6,781,893	1.98	-	0.80	(15.53)	(14.85)
TVST Touchstone Balanced Fund
2022	593,000	2.30	2.46	1,431,706	0.48	0.25	0.80	(16.67)	(16.04)
2021	626,561	2.76	2.93	1,808,519	0.22	0.25	0.80	16.14	16.78
2020	768,616	2.38	2.51	1,904,612	1.45	0.25	0.80	18.21	18.86
2019	734,331	2.01	2.11	1,534,248	1.79	0.25	0.80	21.82	22.50
2018‡	495,988	1.65	1.72	840,361	1.17	0.25	0.80	(6.82)	(6.30)
TVST Touchstone Bond Fund
2022	1,048,322	1.38	1.56	1,497,742	2.04	-	0.80	(14.29)	(13.81)
2021	1,059,993	1.61	1.81	1,755,303	2.62	-	0.80	(2.00)	(1.21)
2020	902,843	1.65	1.83	1,519,068	1.73	-	0.80	8.84	9.71
2019	918,751	1.51	1.67	1,417,769	1.31	-	0.80	9.58	10.46
2018	968,514	1.38	1.51	1,360,830	2.39	-	0.80	(2.66)	(1.88)
TVST Touchstone Common Stock Fund
2022	2,054,774	3.20	3.82	6,835,572	0.40	-	0.80	(18.37)	(17.67)
2021	2,213,096	3.92	4.64	8,937,610	0.54	-	0.80	26.83	27.85
2020	2,382,956	3.09	3.63	7,565,211	0.63	-	0.80	22.69	23.68
2019	2,530,690	2.52	2.93	6,529,905	0.56	-	0.80	27.55	28.58
2018	2,746,682	1.98	2.28	5,547,483	1.26	-	0.80	(8.79)	(8.05)

48

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

TVST Touchstone Small Company Fund
2022	854,870	3.12	3.88	2,795,190	0.03	-	0.80	(15.22)	(14.35)
2021	960,670	3.68	4.53	3,683,727	0.07	-	0.80	23.18	24.18
2020	1,058,183	2.99	3.65	3,279,706	0.16	-	0.80	17.75	18.70
2019	1,134,910	2.54	3.08	2,977,382	0.02	-	0.80	20.43	21.40
2018	1,240,139	2.11	2.53	2,693,806	-	-	0.80	(8.72)	(7.98)
Virtus Duff & Phelps Real Estate Securities Series
2022	1,526,412	10.82	8.08	16,669,597	0.96	-	0.80	(26.64)	(26.08)
2021	1,608,119	14.75	10.93	23,784,980	0.71	-	0.80	45.24	46.41
2020	1,728,980	10.16	7.46	17,524,387	1.15	-	0.80	(2.34)	(1.55)
2019	1,884,183	10.40	7.58	19,509,029	1.66	-	0.80	26.40	27.42
2018	2,087,615	8.23	5.95	17,023,252	1.60	-	0.80	(7.28)	(6.53)
Virtus KAR Capital Growth Series
2022	9,985,058	10.54	2.96	106,523,794	-	-	0.80	(36.62)	(36.07)
2021	10,738,498	16.63	4.63	179,958,096	-	-	0.80	11.24	12.14
2020	11,700,297	14.95	4.13	174,302,032	-	-	0.80	49.02	50.23
2019	12,839,953	10.03	2.75	128,214,291	-	-	0.80	38.75	39.87
2018	14,072,749	7.23	1.97	101,193,817	-	-	0.80	(8.00)	(7.25)
Virtus KAR Enhanced Core Equity Series
2022	12,170,059	3.62	4.04	47,953,931	2.51	-	0.80	(2.95)	(2.42)
2021	12,879,833	3.73	4.14	52,131,900	2.21	-	0.80	16.45	17.39
2020	14,172,436	3.21	3.52	48,963,776	1.71	-	0.80	13.99	14.91
2019	15,545,693	2.81	3.07	46,818,160	1.20	-	0.80	27.65	28.67
2018‡	17,141,385	2.20	2.38	40,239,910	1.02	-	0.80	(13.56)	(12.86)
Virtus KAR Small-Cap Growth Series
2022	4,009,389	9.20	10.83	38,882,232	-	-	0.80	(30.88)	(30.35)
2021	4,413,475	13.31	15.55	61,632,829	-	-	0.80	4.14	4.98
2020	4,895,457	12.78	14.81	65,361,062	-	-	0.80	43.49	44.64
2019	5,306,317	8.91	10.24	49,114,198	-	-	0.80	36.21	37.31
2018	5,949,283	6.54	7.46	40,230,726	-	-	0.80	10.77	11.66

49

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Virtus KAR Small-Cap Value Series
2022	4,320,750	5.09	5.66	24,382,111	0.20	-	0.80	(24.82)	(24.23)
2021	4,505,790	6.77	7.47	33,581,346	0.11	-	0.80	18.76	19.72
2020	4,966,527	5.70	6.24	30,944,114	1.09	-	0.80	28.61	29.65
2019	5,492,207	4.43	4.81	26,493,221	0.95	-	0.80	23.64	24.63
2018	5,940,488	3.58	3.86	23,080,720	0.88	-	0.80	(16.55)	(15.88)
Virtus Newfleet Multi-Sector Intermediate Bond Series
2022	3,247,851	6.37	3.18	20,708,036	3.28	-	0.80	(10.28)	(9.66)
2021	3,579,221	7.10	3.52	24,726,331	2.76	-	0.80	0.26	1.07
2020	3,804,617	7.08	3.48	26,021,535	3.28	-	0.80	5.68	6.53
2019	4,088,138	6.70	3.27	26,373,534	3.62	-	0.80	9.59	10.47
2018	4,398,799	6.12	2.96	25,532,096	3.92	-	0.80	(3.45)	(2.66)
Virtus SGA International Growth Series
2022	6,552,057	4.53	2.26	29,938,481	-	-	0.80	(19.40)	(18.71)
2021	6,735,712	5.62	2.78	37,765,061	-	-	0.80	7.45	8.32
2020	7,041,485	5.23	2.57	36,568,341	-	-	0.80	22.65	23.64
2019	7,424,586	4.26	2.08	31,173,672	0.83	-	0.80	17.59	18.54
2018	8,019,560	3.62	1.75	28,559,180	2.86	-	0.80	(17.34)	(16.67)
Virtus Strategic Allocation Series
2022	3,089,509	9.01	2.94	27,837,157	0.25	-	0.80	(31.12)	(30.50)
2021	3,323,998	13.08	4.24	43,398,348	0.39	-	0.80	6.71	7.57
2020	3,498,490	12.26	3.94	42,771,467	0.69	-	0.80	32.89	33.96
2019	3,694,048	9.22	2.94	33,927,883	1.23	-	0.80	25.04	26.05
2018‡	4,048,543	7.38	2.33	29,716,644	1.33	-	0.80	(6.65)	(5.89)

50

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Wanger Acorn (a)
2022	3,961,691	7.30	5.69	30,061,024	-	-	0.80	(34.00)	(33.45)
2021	4,264,162	11.06	8.55	48,775,993	0.74	-	0.80	8.03	8.90
2020	4,691,409	10.24	7.85	49,490,516	-	-	0.80	23.23	24.23
2019	5,192,800	8.30	6.32	44,286,916	0.26	-	0.80	30.05	31.10
2018‡	5,681,396	6.38	4.82	37,119,302	0.09	-	0.80	(2.25)	(1.46)
Wanger International
2022	2,851,392	6.21	4.32	18,072,758	0.90	-	0.80	(34.36)	(33.84)
2021	2,941,464	9.46	6.53	28,242,916	0.55	-	0.80	17.86	18.81
2020	3,157,445	8.02	5.50	25,603,866	2.01	-	0.80	13.45	14.36
2019	3,403,766	7.07	4.81	24,269,660	0.82	-	0.80	28.95	29.99
2018	3,779,730	5.48	3.70	20,803,815	2.03	-	0.80	(18.36)	(17.70)
Wanger Select
2022	1,171,696	5.91	4.87	6,377,761	-	-	0.80	(35.41)	(34.81)
2021	1,213,159	9.15	7.47	10,170,719	-	-	0.80	4.98	5.83
2020	1,375,119	6.92	7.06	10,845,229	0.76	-	0.80	25.64	26.65
2019	1,474,117	5.51	5.57	9,236,716	0.07	-	0.80	28.27	29.30
2018	1,582,238	4.29	4.31	7,726,881	0.17	-	0.80	(13.12)	(12.41)

    (a) Name change. See Note 2.

(‡) For the noted Fund, a total return fell outside of the disclosed range. The reason for this could be either a new product offering in the given year, and/ or units in a subaccount only invested for a partial period.

(1) The investment income ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) The expense ratios represent the annualized contract expenses of the Separate Account for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner contracts through the redemption of units and expenses of the Fund have been excluded.

51

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contract holders.

Note 8. Subsequent Events

The Separate Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

52

KPMG LLP One Financial Plaza 755 Main Street Hartford, CT 06103

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nassau Life Insurance Company

and Contract Owners of Nassau Life Variable Universal Life Account:

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of the subaccounts listed in the Appendix that comprise Nassau Life Variable Universal Life Account (the Separate Account) as of December 31, 2022, the related statements of operations and changes in net assets for each of the years or periods (as described in the Appendix) in the two-year period then ended, and the related notes including the financial highlights in Note 7 for each of the years or periods in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, the results of their operations and the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of the Nassau Insurance Group Holdings’ separate accounts since 2015.

Hartford, Connecticut

April 14, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix

Alger Capital Appreciation Portfolio

AMT Sustainable Equity Portfolio

Calvert VP S&P MidCap 400 Index Portfolio

DWS Equity 500 Index VIP

DWS Small Cap Index VIP

Federated Hermes Fund for U.S. Government Securities II

Federated Hermes Government Money Fund II

Federated Hermes High Income Bond Fund II

Fidelity® VIP Contrafund® Portfolio

Fidelity® VIP Growth Opportunities Portfolio

Fidelity® VIP Growth Portfolio

Fidelity® VIP Investment Grade Bond Portfolio

Franklin Income VIP Fund

Franklin Mutual Shares VIP Fund

Goldman Sachs VIT Government Money Market Fund

Guggenheim VT Long Short Equity Fund

Invesco V.I. Capital Appreciation Fund

Invesco V.I. Global Fund

Invesco V.I. Main Street Small Cap Fund®

Invesco V.I. American Franchise Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Equity and Income Fund

Invesco V.I. Main Street Mid Cap Fund®

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

Lord Abbett Series Fund Bond Debenture Portfolio

Lord Abbett Series Fund Growth and Income Portfolio

Lord Abbett Series Fund Mid Cap Stock Portfolio

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

Morningstar Balanced ETF Asset Allocation Portfolio

Morningstar Growth ETF Asset Allocation Portfolio

Morningstar Income and Growth ETF Asset Allocation Portfolio

Neuberger Berman AMT Mid Cap Growth Portfolio

PIMCO CommodityRealReturn® Strategy Portfolio

PIMCO Real Return Portfolio

PIMCO Total Return Portfolio

Rydex VT Inverse Government Long Bond Strategy Fund

Rydex VT Nova Fund

SA AB Growth Portfolio

SAST Capital Appreciation Portfolio

SAST Government and Quality Bond Portfolio

SAST Strategic Multi-Asset Income Portfolio

Templeton Developing Markets VIP Fund

Templeton Foreign VIP Fund

Templeton Growth VIP Fund

TVST Touchstone Balanced Fund

TVST Touchstone Bond Fund

TVST Touchstone Common Stock Fund

TVST Touchstone Small Company Fund

Virtus SGA International Growth Series

Virtus Duff & Phelps Real Estate Securities Series

Virtus KAR Capital Growth Series

Virtus KAR Small-Cap Growth Series

Virtus KAR Small-Cap Value Series

Virtus Newfleet Multi-Sector Intermediate Bond Series

Virtus KAR Enhanced Core Equity Series

Virtus Strategic Allocation Series

Wanger International

Wanger Select

Wanger Acorn(1)

(1) See Note 2 to the financial statements for the former name of the subaccount.

Nassau Life Insurance Company

PO Box 22012

Albany, NY 12201-2012

Not insured by FDIC/NCUSIF or any federal government agency.

No bank guarantee. Not a deposit. May lose value.

Nassau Life Insurance Company

A member of The Nassau Companies of New York

www.nfg.com

OL4262 © 2022 The Nassau Companies of New York	12-22